                                                                     Exhibit 4.4
                                                         Form of Trust Agreement




================================================================================




                        AMERICAN RESIDENTIAL EAGLE, INC.
                                  as Depositor



                                       and


                                      [ ],

                                   as Trustee




                                 TRUST AGREEMENT


                                Dated as of , 199

                             -----------------------


             AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST [199__-__]

                          Mortgage-Backed Certificates
                                [Series 199__-__]







================================================================================

                                       TABLE OF CONTENTS

Section                                                                                   Page
-------                                                                                   ----

                                          ARTICLE I

                                         Definitions

1.01.   ...............................................................................
Accretion Directed Certificates........................................................
Accrual Amount.........................................................................
Accrual Certificates...................................................................
Accrual Termination Date...............................................................
Advancing Date.........................................................................
Agreement..............................................................................
Allocable Share........................................................................
Allocated Amount.......................................................................
Allocated Amount Decline...............................................................
Amortization Payment...................................................................
Amount Held for Future Distribution....................................................
Applicable Credit Support Percentage...................................................
Appraised Value........................................................................
Available Funds........................................................................
Balloon Payments.......................................................................
Bankruptcy Bond........................................................................
Bankruptcy Coverage Termination Date...................................................
Bankruptcy Loss........................................................................
Blanket Mortgage.......................................................................
Bond Expense Fee.......................................................................
Bond Expense Rate......................................................................
Bond Trustee...........................................................................
Book-Entry Certificate.................................................................
Business Day...........................................................................
Certificate............................................................................
Certificateholder or Holder............................................................
Certificate Insurance Policy...........................................................
Certificate Insurance Premium..........................................................
Certificate Insurance Proceeds.........................................................
Certificate Insurer....................................................................
Certificate Owner......................................................................
Certificate Register and Certificate Registrar.........................................
Class   ...............................................................................




Section                                                                          Page
--------------------------------------------------------------------------------------
Class Certificate Balance....................................................
Class Interest Shortfall.....................................................
Class Optimum Interest Distribution Amount...................................
Class Subordination Percentage...............................................
Class Unpaid Interest Shortfall..............................................
Closing Date.................................................................
Code    .....................................................................
COFI    .....................................................................
COFI Certificates............................................................
Component....................................................................
Component Balance............................................................
Component Certificates.......................................................
Controlling Class............................................................
Converted Mortgage Loan......................................................
Convertible Mortgage Loan....................................................
Coop Shares..................................................................
Cooperative Corporation......................................................
Cooperative Loan.............................................................
Cooperative Property.........................................................
Cooperative Unit.............................................................
Core Percentage..............................................................
Corporate Trust Office.......................................................
Credit Enhancement Fee.......................................................
Credit Enhancement Fee Rate..................................................
Credit Support Termination Date..............................................
Current Bankruptcy Amount....................................................
Curtailment..................................................................
Custodian....................................................................
Cut-Off Date.................................................................
Cut-Off Date Pool Principal Balance..........................................
Cut-Off Date Principal Balance...............................................
Debt Service Reduction.......................................................
Debt Service Reduction Mortgage Loan.........................................
Defective Mortgage Loan......................................................
Deficient Valuation..........................................................
Deficient Valuation Mortgage Loan............................................
Definitive Certificates......................................................
Denomination.................................................................
Depository...................................................................
Depository Participant.......................................................
Determination Date...........................................................
Distribution Account.........................................................
Distribution Account Deposit Date............................................




Section                                                                          Page
--------------------------------------------------------------------------------------
Distribution Date............................................................
Due Date.....................................................................
Duff & Phelps................................................................
Eligible Account.............................................................
ERISA   .....................................................................
Events of Default............................................................
Expense Fee..................................................................
Expense Rate.................................................................
Expenses.....................................................................
FASIT   .....................................................................
FASIT Certificate Maturity Date..............................................
FASIT Change of Law..........................................................
FASIT Provisions.............................................................
FDIC    .....................................................................
FHLMC   .....................................................................
Final Distribution Date......................................................
Fitch   .....................................................................
FNMA    .....................................................................
Fraud Coverage Termination Date..............................................
Fraud Loan...................................................................
Fraud Loss...................................................................
Fraud Loss Coverage Amount...................................................
Fraud Loss Coverage Termination Date.........................................
Gross Margin.................................................................
High Yield Certificates......................................................
Indenture....................................................................
Independent..................................................................
Index   .....................................................................
Initial Adjustment Date......................................................
Initial Bankruptcy Coverage Amount...........................................
Initial Class Certificate Balance............................................
Initial Component Balance....................................................
Initial Fraud Loss Coverage Amount...........................................
Initial LIBOR Rate...........................................................
Initial Special Hazard Coverage Amount.......................................
Insurance Proceeds...........................................................
Insured Expenses.............................................................
Interest Accrual Period......................................................
Investment Depository........................................................
LIBOR Certificates...........................................................
Liquidated Deficient Valuation Loss..........................................
Liquidated Deficient Valuation Mortgage Loan.................................
Liquidated Mortgage Loan.....................................................




Section                                                                          Page
--------------------------------------------------------------------------------------
Liquidation Expenses.........................................................
Liquidation Period...........................................................
Liquidation Proceeds.........................................................
Loan-to-Value Ratio..........................................................
Maintenance..................................................................
Master Servicer..............................................................
Master Servicing Agreement...................................................
Master Servicing Fee.........................................................
Maximum Rate.................................................................
Mezzanine Certificates.......................................................
Minimum Rate.................................................................
Moody's .....................................................................
Mortgage.....................................................................
Mortgage Interest Rate.......................................................
Mortgage Loans...............................................................
Mortgage Loan Schedule.......................................................
Mortgage Note................................................................
Mortgaged Property...........................................................
Mortgagor....................................................................
Net Liquidation Proceeds.....................................................
Net Mortgage Interest Rate or NMR............................................
Net Prepayment Interest Shortfalls...........................................
Net Realized Loss............................................................
Net Special Hazard Losses....................................................
NMR     .....................................................................
Non-Delay Certificates.......................................................
Non-U.S. Person..............................................................
Notional Amount..............................................................
Notional Amount Certificates.................................................
Offered Certificates.........................................................
Officers' Certificate........................................................
Opinion of Counsel...........................................................
Original Applicable Credit Support Percentage................................
Original Mortgage Loans......................................................
Original Subordinate Certificate Balance.....................................
Outside Reference Date.......................................................
Outstanding Mortgage Loan....................................................
Ownership Certificates.......................................................
Ownership Interest...........................................................
Pass-Through Rate............................................................
Paying Agent.................................................................
Percentage Interest..........................................................
Periodic Rate Cap............................................................




Section                                                                          Page
--------------------------------------------------------------------------------------
Permitted Investments........................................................
Permitted Transferee.........................................................
Person  .....................................................................
Physical Certificates........................................................
Planned Principal Classes....................................................
Pool    .....................................................................
Pool Scheduled Principal Balance.............................................
Prepayment Interest Shortfall................................................
Primary Insurance Policy.....................................................
Principal Only Certificates..................................................
Principal Prepayment.........................................................
Principal Prepayment in Full.................................................
Private Certificates.........................................................
Proprietary Lease............................................................
Prospectus...................................................................
Prospectus Supplement........................................................
Rating Agency................................................................
Recognition Agreement........................................................
Record Date..................................................................
Reduced Scheduled Principal Balance..........................................
Reference Date...............................................................
Regular Certificate..........................................................
Relief Act...................................................................
Relief Act Reductions........................................................
Remaining Liquidated Amount..................................................
REO Mortgage Loan............................................................
REO Proceeds.................................................................
Required Insurance Policy....................................................
Residual Certificates........................................................
Responsible Officer..........................................................
S&P     .....................................................................
Scheduled Principal Balance..................................................
Seller  .....................................................................
Senior Certificate...........................................................
Senior Certificate Balance...................................................
Senior Percentage............................................................
Senior Prepayment Percentage.................................................
Senior Principal Distribution Amount.........................................
Special Hazard Coverage......................................................
Special Hazard Event Termination Date........................................
Special Hazard Fee...........................................................
Special Hazard Fee Rate......................................................
Special Hazard Insurance Policy..............................................




Section                                                                          Page
--------------------------------------------------------------------------------------
Special Hazard Insurer.......................................................
Special Hazard Loss Coverage Amount..........................................
Special Hazard Mortgage Loan.................................................
Splinter Loss................................................................
Start-up Date................................................................
Subordinate Certificate......................................................
Subordinate Percentage.......................................................
Subordinate Percentage Allocation............................................
Subordinate Prepayment Percentage............................................
Subordinate Prepayment Percentage Allocation.................................
Subordinate Principal Distribution Amount....................................
Substitute Mortgage Loan.....................................................
Substitution Adjustment Amount...............................................
Substitution Date............................................................
Targeted Principal Classes...................................................
Tax Matters Person...........................................................
Tax Matters Person Certificate...............................................
Transfer Restricted Certificates.............................................
Trust   .....................................................................
Trust Fund...................................................................
Trustee Fee..................................................................
Trustee Fee Rate.............................................................
Underlying Bond..............................................................
Underwriter..................................................................
Voting Rights................................................................
Withdrawal Date..............................................................
Yield Maintenance Premium....................................................

                                   ARTICLE II

                   Conveyance of the Underlying Bond; Original
                            Issuance of Certificates

2.01.      Conveyance of the Underlying Bond.................................
2.02.      Issuance of Certificates..........................................
2.03.      Designation of Interest in FASIT..................................
2.04.      Designation of Start-up Day.......................................
2.05.      FASIT Certificate Maturity Date...................................




Section                                                                          Page
--------------------------------------------------------------------------------------

                                   ARTICLE III

                         Administration of the Trust and
                               the Underlying Bond

3.01.      Administration of the Trust and the Underlying Bond..................

                                          ARTICLE IV

                        Collection of Payments on the Underlying Bond

4.01.      Collection of Payments on the Underlying Bond........................

                                    ARTICLE V

                           Payments and Statements to
                               Certificateholders

5.01.      Distributions........................................................
5.02.      Priorities of Distribution...........................................
5.03.      Allocation of Net Realized Losses....................................
5.04.      Statements to Certificateholders.....................................
5.05.      Tax Returns and Reports to Certificateholders........................
5.06.      Tax Matters Person...................................................
5.07.      Rights of the Tax Matters Person in Respect of the Trustee...........
5.08.      FASIT Related Covenants..............................................
5.09.      Determination of Pass-Through Rates for COFI Certificates............
5.10.      Determination of Pass-Through Rates for LIBOR Certificates...........

                                   ARTICLE VI

                                The Certificates

6.01.      The Certificates.....................................................
6.02.      Registration of Transfer and Exchange of Certificates................
6.03.      Mutilated, Destroyed, Lost or Stolen Certificates....................
6.04.      Persons Deemed Owners................................................




Section                                                                          Page
--------------------------------------------------------------------------------------


                                   ARTICLE VII

                                  The Depositor

7.01.      Liability of the Depositor...........................................
7.02.      Merger, Consolidation or Conversion of the Depositor.................
7.03.      Limitation on Liability of the Depositor and Others..................

                                  ARTICLE VIII

8.01.      Events of Default....................................................
8.02.      Acceleration of Maturity; Discussion and Annulment...................
8.03.      Control by Certificateholders........................................
8.04.      Waiver of Past Defaults..............................................
8.05.      Undertaking for Costs................................................
8.06.      Sale of Trust Estate.................................................

                                   ARTICLE IX

                                   The Trustee

9.01.      Duties of Trustee....................................................
9.02.      Certain Matters Affecting the Trustee................................
9.03.      Trustee Not Liable for Certificates..................................
9.04.      Trustee May Own Certificates.........................................
9.05.      Eligibility Requirements for Trustee.................................
9.06.      Resignation and Removal of Trustee...................................
9.07.      Successor Trustee....................................................
9.08.      Merger or Consolidation of Trustee...................................
9.09.      Appointment of Co-Trustee or Separate Trustee........................
9.10.      Authenticating Agents................................................
9.11.      Trustee's Fees and Expenses..........................................
9.12.      Tax Returns..........................................................

                                    ARTICLE X

                                   Termination

10.01      Termination Upon Purchase by the Depositor or Liquidation
           of all Mortgage Loans................................................
10.02.     Additional Termination Requirements..................................




Section                                                                          Page
--------------------------------------------------------------------------------------


                                   ARTICLE XI

                            Miscellaneous Provisions

11.01.     Amendment............................................................
11.02.     Recordation of Agreement.............................................
11.03.     Limitation on Rights of Certificateholders...........................
11.04.     Governing Law........................................................
11.05.     Notices..............................................................
11.06.     Severability of Provisions...........................................
11.07.     Certificates Nonassessable and Fully Paid............................
11.08.     Access to List of Certificateholders.................................



                                    EXHIBITS

                                                                                         Page
                                                                                         ----

Exhibit A      -      Form of Face of Senior...........................................  A-1

Exhibit B      -      Form of Ownership Certificate....................................  B-1

Exhibit C      -      Reserved

Exhibit D      -      Form of Subordinated Certificate.................................  D-1

Exhibit E      -      Form of Reverse of all Certificates..............................  E-1

Exhibit F      -      Form of Affidavit Regarding Transfer of Ownership
                      Certificates Pursuant to Section 6.02............................  F-1

Exhibit G      -      Form of Investment Letter........................................  G-1

Exhibit H      -      Form of Master Servicer's Certificate............................  H-1

Exhibit I      -      Form of Opinion of Counsel Pursuant to Section 6.02..............  I-1

        THIS TRUST AGREEMENT, dated as of , 199 , among American Residential Eagle, Inc., as depositor (together with its permitted successors and assigns, the "Depositor"), and [ ], as trustee (together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H   T H A T:

        In consideration of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

        The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust created by this Agreement shall be titled the "American Residential Eagle Certificate Trust [199__-__]." [The Depositor will elect to treat the Trust Fund for federal income tax purposes as a single FASIT. The Certificates will represent the entire beneficial ownership interest in the Trust Fund. The Regular Certificates will represent the "regular interest" in the FASIT and the Ownership Certificate will represent the single "ownership interest" in the FASIT. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.]

        The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination and, in addition, if permitted by applicable Treasury Regulation, one Ownership Certificate representing the Tax Matters Person Certificate may be issued in a different amount):

--------------------------------------------------------------------------------
                 Class                                            Integral Multiples
              Certificate        Pass-Through     Minimum          in Excess of
                Balance              Rate       Denomination   Minimum Denomination
--------------------------------------------------------------------------------
 Class A-1                     [Variable
                                 Rate(1)
--------------------------------------------------------------------------------
 Class O          (2)             (3)
--------------------------------------------------------------------------------
 [Class R]        [ ]             [ ]            [ ]              [N/A]
--------------------------------------------------------------------------------
 Class M-1                        [ ]%
                               [Variable
                                Rate(1)]
--------------------------------------------------------------------------------
 Class B-1                        [ ]%
                               [Variable
                                Rate(1)]
--------------------------------------------------------------------------------
 Class B-2                        [ ]%
                               [Variable
                                Rate(1)]
--------------------------------------------------------------------------------

--------

        1 The Pass-Through Rate for any Distribution Date will equal the weighted average of the Net Mortgage Rates then in effect for each Mortgage Loan. The Net Mortgage Rate for each Mortgage Loan will equal the Mortgage Rate thereon on the first date of the month of the related Distribution Date less the related Expense Rate. The Pass-Through Rate for the first Distribution Date is expected to be approximately ___% per annum.

        2 The Class X Certificates will have a small principal balance and will bear interest on the Notional Amount.

        3 The Pass-Through Rate for this Class for any Distribution Date will be equal to the excess of (a) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (b) ____%.

Set forth below are designations of Classes of Certificates to the categories used herein:

Accretion Directed
  Certificates...............................  [        ].

Accrual Certificates.........................  [        ].

Book-Entry Certificates......................  All Classes of Certificates other than the Physical Certificates.

COFI Certificates............................  [        ].

Component Certificates.......................  [        ].

Components...................................  For purposes of calculating distributions of principal, the
                                               Component Certificates will be
                                               comprised of multiple payment
                                               components having the
                                               designations, Initial Component
                                               Balances and Pass-Through Rates
                                               set forth below:



                                                                Initial
                                                                Component      Pass-Through
                                               Designation      Balance            Rate
                                               -----------      -------            ----
                                                 N/A               N/A             N/A


Delay Certificates...........................  [All interest-bearing Classes of
                                               Certificates other than the
                                               Non-Delay Certificates, if any.]

ERISA-Restricted
  Certificates...............................  The [Class A-1,] Class M-1, Class
                                               B-1 and Class B-2

Floating Rate Certificates...................  [        ].

Inverse Floating Rate
  Certificates...............................  [        ].

High Yield Certificate.......................  [The Class B-2 Certificates.]

LIBOR Certificates...........................  [        ].

Mezzanine Certificates.......................  The Class M-1 Certificates.

Non-Delay Certificates.......................  [        ].

Notional Amount Certificates.................  The Class X Certificates.

Offered Certificates.........................  All Classes of Certificates other than the Private Certificates.

Ownership Certificates.......................  Class O Certificates.

Physical Certificates........................  The [Class X,] Class R and
                                               Subordinated Certificates.

Planned Principal Classes....................  [        ].

Primary Planned Principal
  Classes....................................  [        ].

Principal Only Certificates..................  [        ].

Private Certificates.........................  The Class O, Class B-1 and Class
                                               B-2 Certificates.

Rating Agencies..............................  [        ].

Regular Certificates.........................  All Classes of Certificates other than the Class R Certificates.

Secondary Planned
  Principal Classes..........................  [        ].

Senior Certificates..........................  Class A-1, Class X and [Class R]
                                               Certificates.

Subordinated Certificates....................  The Mezzanine Certificates, Class
                                               B-1 and Class B-2 Certificates.

Targeted Principal Classes...................  [        ].

Transfer Restricted Certificates.............  The High Yield Certificates and
                                               the Ownership Certificates.

        With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                   ARTICLE I

                                  Definitions

        Section 1.01. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Directed Certificates: As specified in the Preliminary Statement.

        Accrual Amount: With respect to any Class of Accrual Certificates and any Distribution Date prior to the Accrual Termination Date, the amount allocable to interest on each such Class of Accrual Certificates with respect to such Distribution Date pursuant to Section 5.02(a)(i).

        Accrual Certificates:  As specified in the Preliminary Statement.

        Accrual Termination Date:

        Advancing Date: The fourth Business Day preceding the related Distribution Date.

        Agreement: This Trust Agreement and all amendments hereof and supplements hereto.

        Allocable Share: As to each Class of Regular Certificates, such Class's share of the interest reduction in respect of any Debt Service Reduction Mortgage Loan or Deficient Valuation Mortgage Loan or any Mortgage Loan that is the subject of a Relief Act Reduction, such share being determined by the ratio of one month's interest at the related Pass-Through Rate on such Class' Senior Percentage or, in the case of the Subordinate Certificates, the Subordinate Percentage Allocation of the Scheduled Principal Balance of such Mortgage Loan and one month's interest on the Scheduled Principal Balance of such Mortgage Loan at the related Net Mortgage Rate.

        [Allocated Amount]:

        [Allocated Amount Decline: As to each respective Allocated Amount and Distribution Date, the excess of (x) such Allocated Amount immediately following the Due Date in the month preceding the month of such Distribution Date over (y) such Allocated Amount immediately following the Due Date in the month of such Distribution Date; provided that the Allocated Amount determined pursuant to clause (y) shall be zero immediately following the Due Date in the month in which the Final Distribution Date occurs.]

        Amortization Payment: As to any REO Mortgage Loan and any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related Mortgage Note as contemplated by the second paragraph of [Section 3.10].

        Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Certificate Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and
(ii) payments which represent receipt of scheduled payments of principal and interest in respect of a Due Date or Due Dates subsequent to the related Due Date.

        [Applicable Credit Support Percentage:  As defined in Section 5.02(d).]

        Appraised Value: The value of the property underlying a Mortgage Loan based, in the case of origination of such Mortgage Loan, on the lower of an appraisal at the time of origination or the sales price of such property or based, in the case of a refinancing, on an appraisal at the time of refinancing.

        Available Funds: As to any Distribution Date, an amount equal to (a) the amount received during the period from the prior Distribution Date through the close of business on the Business Day next preceding the current Distribution Date reduced by (b) all income from Permitted Investments that are held in the Investment Account for the account of the ____________________________________].

        [Balloon Payment: The principal component of a payment due on a Mortgage Loan on its maturity date.]

        [Bankruptcy Bond: The limited purpose bond with respect to proceedings relating to Mortgagors under the Federal Bankruptcy Code, which proceedings result in Bankruptcy Losses, and all amendments or endorsements thereto, or any replacement bond obtained therefor.]

        Bankruptcy Coverage Termination Date: The point of time at which the Current Bankruptcy Amount is reduced to zero.

        Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

        [Blanket Mortgage: The mortgage or mortgages encumbering the Cooperative Property.]

        Bond Expense Fee: As defined in the Indenture.

        Bond Expense Rate: As defined in the Indenture.

        Bond Trustee: ___________________, a banking corporation organized under the laws of _____________________.

        Book-Entry Certificate: As specified in the Preliminary Statement.

 Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of __________ or in the state where the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

        Certificate: Any Regular Certificate or Ownership Certificate.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

        [Certificate Insurance Policy: The certificate guaranty surety bond, policy number [_________], dated _________, 19__, issued by the Certificate Insurer in favor of the Trustee for the benefit of the Certificateholders.]

        Certificate Insurance Premium: The semiannual premium payable by the Trustee to the Certificate Insurer under the Certificate Insurance Policy specified in the agreement between the Certificate Insurer and the Sponsor.

        Certificate Insurance Proceeds: Any proceeds of the Certificate Insurance Policy.

        Certificate Insurer: So long as the Certificate Insurance Policy is in force, [____________], a [____________], or any successor thereto, as issuer of the Certificate Insurance Policy.]

        Certificate Owner: With respect to a Book-Entry Certificate, the person who is the beneficial owner of a Book-Entry Certificate.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 6.02.

        Class: As to the Certificates, the Class A-1, Class X, Class M-1, Class B-1 and Class B-2 Certificates or the Ownership Certificates, as the case may be.

        Class Certificate Balance: As to any Distribution Date and any Class of Regular Certificates, the related Initial Class Certificate Balance reduced by the sum of (i) the amount distributed to Holders of such Class of Certificates on prior Distribution Dates and allocable to principal and (ii) the sum of (a) in the case of such Classes of Regular Certificates, the amount of the related Net Realized Losses previously applied in reduction of the Class Certificate

Balance of such Class pursuant to Section 5.03 hereof and (b) in the case of the Class of Subordinate Certificates then outstanding with the lowest priority of distribution pursuant to Section 5.02(a), the amount by which the Pool Scheduled Principal Balance as of the Due Date in the month of such Distribution Date exceeds the aggregate of the Class Certificate Balances as of such Distribution Date (after giving effect to (x) distributions to Holders of Regular Certificates on such Distribution Date allocable to principal and (y) any allocation of the related Net Realized Losses on such Distribution Date).

        Class Interest Shortfall: As to any Distribution Date and Class of Regular Certificates, the amount by which the amount described in clause (i) of the definition of Class Optimum Interest Distribution Amount for the related Class of Certificates exceeds the amount of interest actually distributed on such Class of Certificates on such Distribution Date.

        Class Optimum Interest Distribution Amount: As to any Distribution Date and each Class of Regular Certificates, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount, subject to reduction pursuant to Section 5.02(b), and (ii) any Class Unpaid Interest Shortfall for such Class.

        [Class Subordination Percentage: With respect to any Distribution Date and each Class of Subordinated Certificates, the quotient (expressed as a percentage) of (a) the Class Certificate Balance of such Class of Certificates immediately prior to such Distribution Date divided by (b) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Certificates.]

        Class Unpaid Interest Shortfall: As to any Distribution Date and each Class of Regular Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimum Interest Distribution Amount.

        Closing Date: ______, 199_.

        Code: The Internal Revenue Code of 1986, as the same may be amended from time to time.

        [COFI: The Monthly Weighted Average Cost of Funds Index for the Eleventh District Savings Institutions published by the Federal Home Loan Bank of San Francisco.]

        [COFI Certificates: As specified in the Preliminary Statement.]

        [Component: As specified in the Preliminary Statement.]

        [Component Balance: With respect to any Component and any Distribution Date, the Initial Component Balance thereof on the Closing Date, less all amounts applied in reduction of the principal balance of such Component and Net Realized Losses allocated thereto on previous Distribution Dates.]

        Component Certificates: As specified in the Preliminary Statement.

        Controlling Class: The Class A-1 Certificates, or, if the Class A-1 Certificates are no longer Outstanding, the most senior Class of Subordinated Certificates then Outstanding.

        [Converted Mortgage Loan: A Convertible Mortgage Loan that has converted from an adjustable Mortgage Rate to a fixed Mortgage Rate.

        Convertible Mortgage Loan: A Mortgage Loan with a Mortgage Note that provides for the conversion thereof at the option of the Mortgagor from an adjustable Mortgage Interest Rate to a fixed Mortgage Interest Rate.]

        [Coop Shares: Shares issued by a Cooperative Corporation.]

        [Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.]

        [Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.]

        [Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.]

        [Cooperative Unit: A single family dwelling located in a Cooperative Property.]

        [Core Percentage:]

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate business shall be administered, which office at the date of the execution of this instrument is located at
_______________________________.

        [Credit Enhancement Fee: As to each Mortgage Loan, the amount payable to the Pool Insurer and the Special Hazard Insurer in respect of such Mortgage Loan.]

        [Credit Enhancement Fee Rate: With respect to any Mortgage Loan, the sum of the Pool Insurer Fee Rate and the Special Hazard Fee Rate.]

        Credit Support Termination Date: The point of time at which the Class Certificate Balances of all of the Subordinate Certificates are reduced to zero.

        Current Bankruptcy Amount: As of any Determination Date, the Current Bankruptcy Amount shall equal the Initial Bankruptcy Coverage Amount as reduced by the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies without resulting in a downgrading to the current rating of the Certificates.

        Curtailment: Either any Principal Prepayment which is not a Principal Prepayment in Full, any REO Proceeds treated as such pursuant to the second paragraph of Section 3.10 or any Deficient Valuation that was covered by the Current Bankruptcy Amount.

        Custodian:  [               ]

        Cut-Off Date: ___________ 1, 199__.

        Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $__________________ .

        Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto and not paid.

        Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the installment of principal and interest due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such occurrence shall be considered a Debt Service Reduction so long as the Master Servicer is pursuing an appeal of the court order giving rise to any such modification and (a) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (b) scheduled monthly payments of principal and interest are being advanced by the Master Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

        Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

        Defective Mortgage Loan: Any Mortgage Loan which is required to be repurchased pursuant to Section [_____] of the Indenture.

        Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such occurrence shall be considered a Deficient Valuation so long as the Master Servicer is pursuing an appeal of the court order giving rise to any such modification and (a) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (b) scheduled monthly payments of principal and interest are being advanced by the Master Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

        Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

        Definitive Certificates: As defined in Section 6.02.

        Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

        Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Determination Date: As to any Distribution Date, the _____ day of each month or if such _____ day is not a Business Day the next succeeding Business Day; provided, however, that if such next succeeding Business Day is less than two Business Days prior to the related Distribution Date the Determination Date shall be the next Business Day preceding the _____ day of such month.

        Distribution Account: The segregated account or accounts established and maintained by the Trustee pursuant to Section [_____]. Such accounts shall be entitled "___________________, as Trustee, for the benefit of Certificateholders of Mortgage-Backed Certificates, Series 199_-_ Distribution Account" and shall each be an Eligible Account. Funds deposited in the Distribution Account (other than any income on Permitted Investments included therein) shall be held in trust for Certificateholders.

        Distribution Account Deposit Date: As to any Distribution Date, the Business Day preceding such Distribution Date or if the Distribution Account is held at ____________________, such Distribution Date.

        Distribution Date: The _____ day of each month beginning _____________ 199_ or, if such _____ day is not a Business Day, the Business Day immediately following.

        Due Date: As to any Distribution Date and Mortgage Loan the first day in the calendar month of such Distribution Date.

        Duff & Phelps: Duff & Phelps Credit Rating Company, or any successor thereto.

        Eligible Account: Either (A) segregated account or accounts maintained with an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated at least "[ ]" by [ ] and "[ ]" by [ ], and which has a short term rating of at least "[ ]" by [ ] and "[ ]" by [ ], and which is either (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws and (iv) a principal subsidiary of a bank holding company or (B) a trust account (which shall be a "special deposit account") maintained with the trust department of a federal or state chartered depository institution or of a trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity. Any Eligible Accounts maintained with the Trustee shall conform to the preceding clause (B).

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.

        Events of Default: The Events of Default with respect to the Underlying Bond set forth in Section 5.01 of the Indenture.

        Expense Fee: As to each Mortgage Loan and Distribution Date the sum of the related Bond Expense Fee and Trustee Fee multiplied by the Scheduled Principal Balance of such Mortgage Loan on the Due Date in the month preceding such Distribution Date.

        Expense Rate: As to each Mortgage Loan, the sum of the related Bond Expense Rate and the Trustee Fee Rate [and the Credit Enhancement Fee Rate].

        Expenses: As to each Mortgage Loan, the sum of the Bond Expense Fee and the Trustee Fee.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FASIT Certificate Maturity Date: [The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.]

        FASIT Change of Law: [Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to the FASIT and the FASIT Provisions issued after the Closing Date.]

        FASIT Provisions: [Provisions of the federal income tax law relating to FASITs, which appear at Section 860H through 860L of Subchapter M of Chapter 1 of the Code, and related provisions, and any regulations promulgated thereunder, as the foregoing may be in effect from time to time.]

        FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

        FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

        Fitch: Fitch Investors Service, Inc., or any successor thereto.

        FNMA: The Federal National Mortgage Association, or any successor thereto.

        Fraud Coverage Termination Date: The point of time at which the Fraud Loss Coverage Amount is reduced to zero.

        Fraud Loan: Any Liquidated Mortgage Loan as to which a loss is sustained by reason of a denial of coverage under any related Primary Insurance Policy because of fraud, dishonesty or misrepresentation.

        Fraud Loss: As to any Fraud Loan, the Net Realized Loss with respect thereto.

        Fraud Loss Coverage Amount: As of any Distribution Date an amount equal to (i) during the period from the Cut-Off Date to the first anniversary thereof, the Initial Fraud Loss Coverage Amount, reduced by Fraud Losses allocated to the Certificates since the Closing Date (ii) during the period from the first anniversary to the _____ anniversary of the Cut-Off Date, an amount equal to the lesser of (a) ___% of the Pool Scheduled Principal Balance immediately prior to each such anniversary reduced by Fraud Losses allocated to the Certificates since such anniversary and (b) the excess of the Initial Fraud Loss Coverage Amount over the cumulative amount of Fraud Losses allocated to the Certificates prior to such Distribution Date, (iii) during the period from the _____ anniversary to the _____ anniversary of the Cut-Off Date, an amount equal to the lesser of (a) ____% of the Pool Scheduled Principal Balance immediately prior to each such anniversary reduced by Fraud Losses allocated to the Certificates since such anniversary and (b) the excess of the Initial Fraud Loss Coverage Amount over the cumulative amount of Fraud Losses allocated to the Certificates prior to such Distribution Date, and (iv) after the _____ anniversary of the Closing Date, zero. The Fraud Loss Coverage Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then current rating of the Certificates.

        Fraud Loss Coverage Termination Date: The point in time at which the Fraud Loss Coverage Amount is reduced to zero.

        [Gross Margin: With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note to be added to the Index to determine the Mortgage Rate on each Adjustment Date, and which is set forth in the Mortgage Loan Schedule.]

        High Yield Certificate: [The Class B-2 Certificates.]

        Indenture: The Indenture dated as of ______________ between the Trust and the Indenture Trustee, providing for the issuance of the Bonds.

        Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or in an affiliate thereof, and (iii) is not connected with the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        [Index: As to each Mortgage Loan, the index for the adjustment of the Mortgage Rate set forth as such in the related Mortgage Note, such index being [the average weekly quoted yield on U.S. Treasury securities adjusted to a constant maturity of one year as published in the Federal Reserve Statistical Release H.15(519)] [the weekly average of secondary market interest rates on six-month negotiable certificates of deposit as published in the Federal Reserve Statistical Release H.15(519)] [the average of the London interbank offered rates for six month dollar deposits in the London market based on quotations at five major banks, as set forth in the "Money Rates" section of The Wall Street Journal, Western Edition], or, if the [Federal Reserve Statistical Release H.15(519)] [Money rates] section ceases to be published or becomes unavailable for any reason, then as set forth in a comparable publication selected by the Master Servicer, in each case as of a date 45 days preceding such Mortgage Loan's Adjustment Date. Should the Index become unavailable, the Master Servicer, on behalf of the Trustee, will select a new index that is based upon comparable information.

        [Initial Adjustment Date: As to each Mortgage Loan, its first Adjustment Date following the origination of such Mortgage Loan.]

        Initial Bankruptcy Coverage Amount: $____________________.

        Initial Class Certificate Balance: As to each Class of Certificates, the aggregate of the Initial Class Certificate Balances of all Certificates of the same Class, which is as follows:


               Class A-1:                          $
               Class M-1:                          $
               Class B-1:                          $
               Class B-2:                          $
               Class O:                            $

        As to each Certificate of the same Class of Certificates, the Initial Class Certificate Balance set forth on the face thereof.

        Initial Component Balance: As specified in the Preliminary Statement.

        Initial Fraud Loss Coverage Amount: $_______________.

        Initial LIBOR Rate: [        ]

        Initial Special Hazard Coverage Amount: $_______________.

        Insurance Proceeds: Proceeds paid by any insurer pursuant to any Primary Insurance Policy and any insurance policy covering a Mortgage Loan, in each case other than (i) any amount included in such Insurance Proceeds in respect of Insured Expenses and (ii) amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage or Mortgage Note.

        Insured Expenses: Expenses in connection with a Mortgage Loan covered by any Primary Insurance Policy or any other insurance policy.

        Interest Accrual Period: As to any Distribution Date and each Class of Regular Certificates, the period from and including the first day of the month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

        Investment Depository: A bank or trust company so long as the long-term debt obligations of such other bank or trust company have been assigned short-term ratings of at least " " by [ ] and of at least "____" by [ ].

        LIBOR Certificates: As specified in the Preliminary Statement.

        Liquidated Deficient Valuation Loss: As to any Liquidated Deficient Valuation Mortgage Loan, the Net Realized Loss with respect thereto.

        Liquidated Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation after the Bankruptcy Coverage Termination Date and subsequently became a Liquidated Mortgage Loan.

        Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Master Servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan have been recovered.

        Liquidation Expenses: Expenses which are incurred by the Master Servicer in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Master Servicer under any Primary Insurance Policy or any other insurance policy, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Master Servicer, and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation.

        Liquidation Period: The period beginning on the date of adoption by the Ownership Certificateholders of a plan of complete liquidation of the Trust Fund and ending on the day that is 90 days after the date such plan is adopted.

        Liquidation Proceeds: Cash (including Insurance Proceeds and any REO Proceeds) received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        [Maintenance: With respect to any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.]

        Master Servicer: ____________________, or its successor in interest, or any successor servicer appointed as provided in the Master Servicing Agreement and the Indenture.

        Master Servicing Agreement: The Master Servicing Agreement, dated the date hereof, between ____________________, as Master Servicer, the Bond Trustee and the Bond Issuer.

        Master Servicing Fee: The amount payable to the Master Servicer pursuant to the Master Servicing Agreement.

        [Maximum Rate: With respect to each Mortgage Loan, the maximum rate of interest set forth as such in the related Mortgage Note.]

        Mezzanine Certificates: As specified in the Preliminary Statement.

        [Minimum Rate: With respect to each Mortgage Loan, the minimum rate of interest set forth in the related Mortgage Note.]

        Moody's: Moody's Investors Service, Inc., or any successor thereto.

        Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

        Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Bond Trustee pursuant to the Indenture as from time to time are held as a part of the Pool, including any Substitute Mortgage Loans and REO Mortgage Loans, the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

        Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Pool, as maintained by the Bond Trustee.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

        Mortgaged Property: The property subject to a Mortgage [, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease].

        Mortgagor: The obligor on a Mortgage Note.

        Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

        Net Mortgage Interest Rate or NMR: As to any Mortgage Loan, such Mortgage Loan's Mortgage Interest Rate reduced by the related Expense Rate.

        Net Prepayment Interest Shortfalls: As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the calendar month preceding the month of such Distribution Date exceeds the Master Servicing Fee for such period.

        Net Realized Loss: Any of the following:

               (a) as to any Liquidated Mortgage Loan, the amount, if any, by which (i) the Scheduled Principal Balance of such Liquidated Mortgage Loan or the Reduced Scheduled Principal Balance if such Liquidated Mortgage Loan is a Liquidated Deficient Valuation Mortgage Loan exceeds
        (ii) the portion of Net Liquidation Proceeds realized thereon that is applied to a reduction of the principal balance of such Mortgage Loan;

               (b) as to any Mortgage Loan that is subject to a Debt Service Reduction and as to any Determination Date, the lesser of (i) the excess, if any, of (A) the principal component of the monthly installment of principal and interest (without giving effect to the Debt Service Reduction) over (B) the amount applied in reduction of the principal balance of such Mortgage Loan on the related Due Date (from Insurance Proceeds, Liquidation Proceeds or payments by the Mortgagor) and (ii) the principal component of such Debt Service Reduction for such Due Date; and

               (c)(i) as to any Mortgage Loan that is a Liquidated Deficient Valuation Mortgage Loan, the amount of the related Deficient Valuation and (ii) as to any Mortgage Loan that experiences a Deficient Valuation prior to the Bankruptcy Coverage Termination Date, the Deficient Valuation with respect thereto.

        Net Special Hazard Losses: As to any Special Hazard Mortgage Loan, the Net Realized Loss with respect thereto.

        NMR: See definition of Net Mortgage Interest Rate.

        Non-Delay Certificates: As specified in the Preliminary Statement.

        Non-U.S. Person: An individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

        Notional Amount: [As to any Distribution Date, the Pool Scheduled Principal Balance].

        Notional Amount Certificates: As specified in the Preliminary Statement.

        Offered Certificates:  As specified in the Preliminary Statement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President, a Vice President [and by] the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor, except that any opinion of counsel relating to the qualification of the Trust Fund as a FASIT or compliance with the FASIT Provisions must be an opinion of Independent counsel.

        [Original Applicable Credit Support Percentage: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

               Class M-1                                  ______%
               Class B-1                                  ______%
               Class B-2                                  ______%]

        Original Mortgage Loans: The Mortgage Loans identified in the Mortgage Loan Schedule.

        Original Subordinate Certificate Balance: $__________.

        [Outside Reference Date: As to any Interest Accrual Period for the COFI Certificates, the close of business on the tenth day thereof.]

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased prior to such Due Date pursuant to Section _____ of the Indenture.

        Ownership Certificates: The Certificates signed by the Depositor and countersigned by the Trustee, substantially in the form of Exhibits B and E.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: As to each Class of Regular Certificates, the per annum rate set forth or described below:

               Class of Certificates               Pass-Through Rate
               ---------------------               -----------------

                        A-1:                               ____%
                        O:                                 ____%
                        M-1:                               ____%
                        B-1:                               ____%
                        B-2:                               ____%

        Paying Agent: ___________________________________ or such other successor paying agent appointed by the Trustee which is authorized to make distributions with respect to the Certificates on behalf of the Trustee, and authorized to exercise corporate trust powers under the laws of its jurisdiction of organization.

        Percentage Interest: As to any Certificate, the percentage interest set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

        Periodic Rate Cap: The provision in each Mortgage Note that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date to not more than one percentage point.

        Permitted Investments: One or more of the following:

               (i) Direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States, FHLMC, FNMA, the Farm Credit Banks (but only if acceptable to the Rating Agencies), the Student Loan Marketing Association (but only with respect to obligations backed by letters of credit or senior obligations) or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; provided, however, that no instrument or security evidences a right to receive only interest payments or the right to receive principal and interest payments derived from the underlying investment which provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying instrument;

                (ii) Repurchase agreements with an entity whose unsecured
        obligations are rated not less than "____________________" by [      ]
        and " " by [      ] with respect to any security described in clause (i)
        above or any other security issued or guaranteed by an agency or instrumentality of the United States, the obligations of which are backed by the full faith and credit of the United States;

                (iii) Federal funds, certificates of deposit, time deposit and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state, provided that the unsecured short term debt obligations of such bank or trust company (or, in the case of the principal bank in a bank holding company system, debt obligations of the bank holding company) at the date of acquisition
        thereof have a rating of not less than "_____________" from [      ] and
        "_____________" from [      ]; and money market funds investing
        exclusively in any of the investments discussed in this definition of Permitted Investments;

               (iv) Any demand or time deposit or certificate of deposit which is fully insured by the FDIC; and

                (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of
        acquisition has a rating of not less than "_____________" from [      ]
        and "_____________" from [      ].

        Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code section 521), (iv) rural electric and telephone cooperatives described in Code section 1381(a)(2)(C), (v) any Non-U.S. Person and (vi) any other Person so designated by the Trustee based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Pool or any other Holder of a Ownership Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States", "State" and "international organization" shall have the meanings set forth in Code section 7701 or successor provisions.

        Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Physical Certificates: As specified in the Preliminary Statement.

        Planned Principal Classes: As specified in the Preliminary Statement.

        Pool: At any time, the pool of Mortgage Loans identified on the Schedule of Mortgages as maintained at such time by the Bond Trustee pursuant to the Indenture.

        Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the applicable month as to which such determination is being made.

        Prepayment Interest Shortfall: As to any Mortgage Loan and Principal Prepayment, and as to any Liquidated Mortgage Loan, the amount by which one month's interest at the related Net Mortgage Interest Rate on such Principal Prepayment or the Scheduled Principal Balance of such Liquidated Mortgage Loan, as the case may be, exceeds the amount of interest paid in connection with such Principal Prepayments or interest at the related Net Mortgage Interest Rate for the number of days in the month prior to the date such Liquidated Mortgage Loan was liquidated, as the case may be.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance issued by a Qualified Insurer or any replacement policy therefor referred to in Section [2.03(a)(viii)].

        Principal Only Certificates: As specified in the Preliminary Statement.

        Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

        Private Certificates: As specified in the Preliminary Statement.

        Proprietary Lease: With respect to any Cooperative Unit, means a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

        Prospectus: The Prospectus Supplement together with the related Prospectus dated _____________, 199_.

        Prospectus Supplement: The Prospectus Supplement, dated ________, 199_, relating to the offering of the Senior Certificates and the Mezzanine Certificates.

        Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

        Recognition Agreement: With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan, to establish the rights of such originator in the Cooperative Property.

        Record Date: The last day of the month (or if such last day is not a Business Day, the Business Day immediately preceding such last day) next preceding the month of the related Distribution Date.

        Reduced Scheduled Principal Balance: As to any Liquidated Deficient Valuation Mortgage Loan, the Scheduled Principal Balance thereof reduced by any Deficient Valuation at the time of the related Deficient Valuation.

        Reference Date: As defined in Section 5.09.

        Regular Certificate:  As specified in the Preliminary Statement.

        Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

        Relief Act Reductions: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

        Remaining Liquidated Amount: As to any Distribution Date and Mortgage Loan which became a Liquidated Mortgage Loan during the preceding calendar month, the lesser of (a) Subordinate Percentage of the applicable Core Percentage of the Scheduled Principal Balance of such Liquidated Mortgage Loan and (b) the applicable Core Percentage of Net Liquidation Proceeds applied to the reduction of the principal balance of such Liquidated Mortgage Loan, reduced by the Senior Liquidated Amount for such Mortgage Loan without giving effect to any reduction pursuant to clause (B) of the definition thereof.

        REO Mortgage Loan: Any defaulted Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the related Mortgaged Property is held as part of the Pool.

        REO Proceeds: Proceeds, net of any related expenses of the Master Servicer, received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under the Master Servicing Agreement in respect of such Mortgage Loan.

        Responsible Officer: When used with respect to the Trustee, any officer in its corporate trust department or successor group.

        S&P:  Standard & Poor's Ratings Group.

        Scheduled Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of the Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Curtailments and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. For purposes of calculating the Allocated Amounts, the Scheduled Principal Balance of a Mortgage Loan shall be zero immediately following the Due Date in the month such Mortgage Loan becomes a Liquidated Mortgage Loan or is required to be repurchased pursuant to Section _____ of the Indenture.

        Seller: American Residential Investment Trust, Inc., as seller of the Mortgage Loans that become included in the Pool.

        Senior Certificate: Any one of the Class A-1 and Class X Certificates signed by the Depositor and countersigned by the Trustee, substantially in the form of Exhibits A and E, hereto.

        [Senior Certificate Balance: As to any Distribution Date, the aggregate of the Class Certificate Balances of all Classes of Senior Certificates on such Distribution Date.]

        Senior Percentage: With respect to any Distribution Date, the lesser of
(i) 100% and (ii) the percentage carried six places rounded up, obtained by dividing the Class Certificate Balance of the Class A-1 Certificates, immediately prior to such Distribution Date by the aggregate of the Scheduled Principal Balances of the Mortgage Loans immediately prior to the Due Date in the month of any such Distribution Date.

        Senior Prepayment Percentage: [For any Distribution Date occurring during the first five years beginning on the first Distribution Date shall be, except as provided herein, equal to 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter the Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date; in the third year thereafter, the Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date; in the fourth year thereafter, the Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no reduction to the Senior Prepayment Percentage will occur if (i) as of the first Distribution Date as to which any such reduction applies, the dollar amount of all monthly payments on the Mortgage Loans due in each of the preceding six months that are delinquent 60 days or more exceeds a monthly average of ___% of all monthly payments due in such month (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Bond Trustee) and (ii) cumulative Realized Losses with respect to the Mortgage Loans exceed (a) with respect to the Distribution Date in on the fifth anniversary of the first Distribution
Date ___% of the Original Subordinate Certificate Balance, (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, ____% of the Original Subordinate Certificate Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, ______% of the Original Subordinate Certificate Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, ___% of the Original Subordinate Certificate Balance, and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, ____% of the Original Subordinate Certificate Balance.]

        Senior Principal Distribution Amount: As to any Distribution Date and the Class A-1 Certificates, the sum of (a) the Senior Percentage of (i) all scheduled payments of principal due on each Outstanding Mortgage Loan on the Due Date for such Mortgage Loan in the month in which such Distribution Date occurs,
(ii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller or another person on the related Certificate Account

Deposit Date pursuant to Sections ____ or ____ of the Indenture, (iii) the Substitution Adjustment Amount in connection with any substitution of the Mortgage Loans pursuant to Section ____ of the Indenture, (iv) Liquidation Proceeds received during such preceding calendar month and allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans, and (v) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan during the month preceding the month of such Distribution Date and (b) the Senior Prepayment Percentage of all Curtailments and all Principal Prepayments in Full for such Distribution Date.

        Special Hazard Coverage Termination Date: The point of time at which the Special Hazard Loss Coverage Amount is reduced to zero.

        Special Hazard Event: As to a Mortgaged Property, any loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property and (ii) any loss caused by or resulting from:

               (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin, insects;

                   (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings.

               (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

               (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril insured against in the Special Hazard Insurance Policy; and

               (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (b) by military, naval or air forces; or (c) by an agent of any such government, power, authority or forces;

               (ii) any weapon or war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war;

               (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

        Special Hazard Fee: As to any Distribution Date and Mortgage Loan, one-twelfth of the Special Hazard Fee Rate on the Scheduled Principal Balance of such Mortgage Loan on the first day of the month preceding such Distribution Date.

        Special Hazard Fee Rate: With respect to any Mortgage Loan, _____%.

        Special Hazard Insurance Policy: The Special Hazard Insurance Policy issued by the Special Hazard Insurer insuring the Mortgage Loans and all amendments or endorsements thereto, or any replacement policy obtained by the Master Servicer.

        Special Hazard Insurer: [    ], or any successor thereto or the named
insurer in any replacement policy obtained by the Master Servicer.

        Special Hazard Loss Coverage Amount: [As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate principal balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by the Mortgage Properties located in the single [State] postal zip code having the highest aggregate principal balance of any zip code area, all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid and (b) $__________, reduced (but not below zero) by the amount of Net Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date.] The Special Hazard Loss Coverage Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then current rating of the Certificates.

        Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a Special Hazard Event.

        Splinter Loss: A Net Realized Loss (x) with respect to a Special Hazard Mortgage Loan or a Fraud Loan or (y) specified in subclauses (b) and (c) of the definition of Net Realized Loss.

        Start-up Date: The Closing Date.

        Subordinate Certificate: Any one of the Class M-1, Class B-1 or Class B-2 Certificates signed by the Depositor and countersigned by the Trustee, substantially in the form of Exhibits D and E, hereto.

        Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

        Subordinate Percentage Allocation: For any Distribution Date and Class of Subordinate Certificates, a fraction, the numerator of which is the related Class Certificate Balance immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Subordinate Certificates immediately prior to such date.

        Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

        Subordinate Prepayment Percentage Allocation: As to any Distribution Date and any Class of Subordinate Certificates, the portion of the Subordinate Prepayment Percentage allocated to such Class equal to the Subordinate Prepayment Percentage for such Distribution Date multiplied by a fraction the numerator of which is the Class Certificate Balance of any such Class and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates.

        Subordinate Principal Distribution Amount: As to any Distribution Date and each Class of Subordinate Certificates, the sum of (a) the Subordinate Percentage Allocation of the sum of (i) all scheduled payments of principal due on each Outstanding Mortgage Loan on the Due Date for such Mortgage Loan in the month in which such Distribution Date occurs, (ii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller or another person pursuant to Section ____ or ____ of the Indenture, (iii) the Substitution Adjustment Amount in connection with any substitution of Mortgage Loans on the related Certificate Account Deposit Date pursuant to Section ____ of the Indenture, (iv) Liquidation Proceeds received during such preceding calendar month and allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans, and (v) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan during the month preceding the month of such Distribution Date and (b) the Subordinate Prepayment Percentage Allocation of all Curtailments and all Principal Prepayments in Full for such Distribution Date.

        Substitute Mortgage Loan: A Mortgage Loan delivered to the Bond Trustee on a Substitution Date pursuant to Section ____ of the Indenture.

        Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section ____ of the Indenture.

        Substitution Date: The meaning ascribed to such term pursuant to Section ____ of the Indenture.

        Targeted Principal Classes: As specified in the Preliminary Statement.

        Tax Matters Person: The person designated as "tax matters person" pursuant to Section 5.06.

        Tax Matters Person Certificate: The Class O Certificate with a denomination of

        Transfer Restricted Certificates: The High Yield Certificates and the Ownership Certificates.

        Trust: The trust created by this Agreement, which shall be titled the "American Residential Eagle Certificate Trust [199__-__]."

        Trust Fund: The corpus of the trust created by this Agreement, to the extent described herein, consisting of the Underlying Bond and such assets as shall from time to time be identified as deposited in the Distribution Account.

        Trustee Fee: The amount payable to the Trustee pursuant to an agreement between the Trustee and the Depositor.

        Trustee Fee Rate: With respect to any Mortgage Loan, the rate specified in the agreement between the Trustee and the Depositor.

        Underlying Bond: The Mortgage Collateralized Bond issued by American Residential Eagle Trust [___] pursuant to the Indenture.

        Underwriter: _____________ as underwriter of the public offering of the Regular Certificates.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights (or 100% of the Voting Rights if there is no Class of Notional Amount Certificates) shall be allocated among Holders of the Controlling Class of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

        Withdrawal Date: As to any Distribution Date, the Business Day preceding such Distribution Date.

        [Yield Maintenance Premium: The amount payable as a prepayment penalty or yield maintenance premium by a Mortgagor in connection with the prepayment in whole or in part of a Mortgage Loan.]

                                   ARTICLE II

                   Conveyance of the Underlying Bond; Original
                            Issuance of Certificates

        Section 2.01. Conveyance of the Underlying Bond. The Depositor, concurrently with the execution and delivery of this Agreement, does hereby transfer, convey, sell and assign to the Trustee, on behalf of the Holders of the Certificates, without recourse, all the right, title and interest of the Depositor in and to the Underlying Bond, including all distributions thereon payable on and after __________, 1998. In connection with such assignment, the Depositor shall have caused the Underlying Bond to be registered in the name of, or endorsed to the order of, ________________________________, as trustee, or in a nominee name of the Trustee, and to be delivered or transferred to the Trustee. The assignment of the Underlying Bond accomplished hereby is absolute and is intended as a sale. The Depositor represents and covenants that the Underlying Bond as of the Closing Date is free and clear of any right, charge, security interest or lien or claim in favor of the Depositor or any person claiming through the Depositor and that the Depositor has, as of the Closing Date, the right to assign the Underlying Bond to the Trustee.

        It is the intention of the Depositor that the transfer and assignment of the Underlying Bond shall constitute a sale from the Depositor to the Trust and that such Underlying Bond not be a part of the Depositor" estate in the event of the insolvency of the Depositor. In the event the transfer and assignment of the Underlying Bond contemplated by the Agreement is deemed to be other than a sale notwithstanding the intent of the parties hereto, the Agreement shall be deemed to be and in such event hereby is the grant of a security interest from the Depositor to the Trustee, and the Trustee shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code in effect in the applicable jurisdiction. In such event, the Depositor agrees to take such action and execute such documents as shall be necessary in order to fully realize the benefits of such secured party status, including, without limitation, powers of attorney, financing statements, notices of lien or other instruments or documents.

        Section 2.02. Issuance of Certificates. The Trustee acknowledges the transfer and delivery to it of the Underlying Bond in the manner described in
Section 2.01 hereof and declares that the Trustee holds and will hold such Underlying Bond in trust for the benefit of all present and future Certificateholders and, concurrently with such transfer and delivery, has caused to be duly executed, authenticated and delivered to or upon the order of the Depositor the Certificates in authorized Denominations, registered in such names as the Depositor has requested.

        Section 2.03. Designation of Interests in FASIT.

        [(a) The Regular Certificates are hereby designated as the "regular interests" and the Ownership Certificates are hereby designated as the single "ownership interest" in the FASIT for purposes of the FASIT Provisions.

        (b) The Holder of the Tax Matters Person Certificate is hereby designated as "tax matters person" with respect to the FASIT, if such a role is ever required pursuant to Section 5.06, for purposes of the FASIT Provisions.]

        Section 2.04. Designation of Start-up Day. [The Closing Date is hereby designated as the "start-up day" of the FASIT within the meaning of Section 860L(d) of the Code.]

        Section 2.05. FASIT Certificate Maturity Date. [Solely for purposes of satisfying Section 860L(b)(1)(A)(iii) of the Code, the "latest possible maturity date" of each Class of Regular Certificates is the Distribution Date in _________, 20__.]

                                   ARTICLE III

                         Administration of the Trust and
                               the Underlying Bond

        3.01. Administration of the Trust and the Underlying Bond. If at any time the Trustee, as the holder of the Underlying Bond, is requested in such capacity, whether by a Certificateholder or a party to the Indenture, to take any action or to give any consent, approval or waiver, including without limitation in connection with the servicing and administration of the Mortgage Loans or an amendment of the Underlying Bond or the Indenture, the Trustee shall promptly notify the Depositor and all of the holders of the Certificates of such request and shall, in its capacity as the holder of the Underlying Bond, take such action in connection with the exercise and/or enforcement of any rights and/or remedies available to it in such capacity with respect to such request as the Certificateholders evidencing more than 50% of all Voting Rights shall direct in writing, provided, however, that notwithstanding the foregoing, any request received by the Trustee during the continuance of an Event of Default that relates to any action, consent, approval or waiver covered in Article VIII hereof shall be treated solely as therein provided.

                                   ARTICLE IV

                  Collection of Payments on the Underlying Bond

        Section 4.01. Collection of Payments on the Underlying Bond.

        (a) The Trustee shall establish and maintain an account (the "Distribution Account") entitled "[ ]," in which the Trustee shall, subject to the terms of this paragraph, deposit, as soon as practicable after receipt, each distribution received by the Trustee with respect to the Underlying Bond. The Distribution Account shall be an Eligible Account. If the Trustee shall not have received a distribution with respect to the Underlying Bond on the date on which such distribution was due and payable pursuant to the terms of such Underlying Bond, the Trustee shall request the Bond Trustee to make such payment as promptly as possible and legally permitted.

      (b) The Trustee may invest, or cause to be invested, funds held in the Distribution Account in Permitted Investments (which may be obligations of the Trustee). All such investments must mature no later than the Business Day immediately prior to the next succeeding Distribution Date, and shall not be sold or disposed of prior to their maturity. All such Permitted Investments will be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investments shall be compensation for the Trustee and shall be subject to its withdrawal on order from time to time. The amount of any losses incurred in respect of any such investments shall be paid by the Trustee for deposit in the Distribution Account out of its own funds immediately as realized.

                                    ARTICLE V

                           Payments and Statements to
                               Certificateholders

        Section 5.01. Distributions. On each Distribution Date, the Trustee shall distribute out of the Distribution Account (i) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or upon written request by a Regular Certificateholder (in the event such Certificateholder owns of record Regular Certificates of any Class having denominations aggregating at least $5,000,000), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

        Neither the Holders of any Class of Regular Certificates or the Ownership Certificates, nor the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any Class of Regular Certificates.

        Amounts distributed with respect to any Class of Regular Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

        Section 5.02. Priorities of Distribution. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Distribution Account and apply such funds to distributions on the Certificates in the following order of priority and to the extent of Available Funds:

               (i) to each Class of Senior Certificates, an amount allocable to interest equal to the related Class Optimum Interest Distribution Amount for such Distribution Date, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimum Interest Distribution Amount that would have been distributed in the absence of such shortfall;

               (ii) to the Class A-1 Certificates, an amount allocable to principal equal to the Senior Principal Distribution Amount, up to the Class Certificate Balance thereof;

               (iii) subject to Section 5.02(d), to each Class of Subordinate Certificates as follows:

                             (A) to the Class M-1 Certificates, an amount
               allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                             (B) to Class M-1 Certificates, an amount allocable
               to principal equal to the Subordinate Principal Distribution Amount for such Class, up to the Class Certificate Balance thereof;

                             (C) to the Class B-1 Certificates, an amount
               allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                             (D) to Class B-1 Certificates, an amount allocable
               to principal equal to the Subordinate Principal Distribution Amount for such Class, up to the Class Certificate Balance thereof;

                             (E) to the Class B-2 Certificates, an amount
               allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date; and

                             (F) to the Class B-2 Certificates, an amount
               allocable to principal equal to the Subordinate Principal Distribution Amount for such Class, up to the Class Certificate Balance thereof; and

                      (iv) to the Ownership Certificates any remaining Available Funds.

        (b) On each Distribution Date, the Class Optimum Interest Distribution Amount for such Distribution Date for each interest-bearing Class of Regular Certificates shall be reduced by (i) the related Class' pro rata share of Net Prepayment Interest Shortfalls based on such Class' Class Optimum Interest Distribution Amount without taking into account such Net Prepayment Interest Shortfalls, (ii) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan that became a Special Hazard Mortgage Loan during the preceding calendar month, the related Class' pro rata share (based on the amount of interest such Class would otherwise have been entitled to receive in respect of such Mortgage Loan) of one month's interest at the related Net Mortgage Interest Rate on the Scheduled Principal Balance of such Mortgage Loan,
(iii) such Class' Allocable Share of (a) after the Bankruptcy Coverage Termination Date, the interest portion of Debt Service Reductions and Deficient Valuations and (b) Relief Act Reductions during the preceding calendar month and
(iv) after the Fraud Coverage Termination Date, with respect to each Mortgage Loan that became a

Fraud Loan during the preceding calendar month, the related Class' pro rata share (based on the amount of interest such Class would otherwise be entitled to receive in respect of such Mortgage Loan) of one month's interest at the related Net Mortgage Interest Rate on the Scheduled Principal Balance of such Mortgage Loan.

        (c) For any Distribution Date following the Special Hazard Coverage Termination Date, Fraud Loss Coverage Termination Date and Bankruptcy Coverage Termination Date, as the case may be, the amount the Regular Certificates in the aggregate are entitled to receive shall be reduced in the aggregate by the related Splinter Loss with respect to any such Special Hazard Mortgage Loan, Fraud Loan and Mortgage Loan that was subject to a Bankruptcy Loss. Any such reduction shall be allocated pro rata based on Class Certificate Balances.

        [(d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iii), if with respect to any Class of Subordinate Certificates on any Distribution Date the sum of the related Class Subordination Percentages of all Classes of Subordinate Certificates which have a lower relative priority in right of distribution pursuant to Section 5.02(a)(iii) than such Class (the "Applicable Credit Support Percentage") is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments will be made to any such Classes (the "Restricted Classes") having lower relative priority in right of distribution pursuant to Section 5.02(a)(iii) than such Class and the amount of such Principal Prepayments otherwise distributable to the Restricted Classes shall be allocated to such Class and any Classes of Subordinate Certificates having a higher relative priority in right of distribution pursuant to Section 5.02(a)(iii) than such Class, pro rata, based on their respective Class Certificate Balances immediately prior to such Distribution Date and shall be distributed in the order provided in Section 5.02(a)(iii).]

        Section 5.03. Allocation of Net Realized Losses.

        (a) On or prior to each Determination Date, the Trustee shall determine the total amount of Net Realized Losses, if any, that occurred during the preceding calendar month.

        (b) Net Realized Losses shall be allocated as follows:

               (i) Net Realized Losses (other than Splinter Losses), first, sequentially, to the Class B-2, Class B-1 and Class M-1 Certificates in that order, until the Class Certificate Balance of each such Class is reduced to zero, and second, to the Class A-1 Certificates.

               (ii) Net Realized Losses that are Splinter Losses, (a) prior to the Special Hazard Coverage Termination Date, the Bankruptcy Loss Coverage Termination Date or the Fraud Loss Coverage Termination Date, as applicable, first, sequentially, to the Class B-2, Class B-1 and Class M-1 Certificates, in that order, until the Class Certificate Balance of such Class is reduced to zero and second, to the Class A-1 Certificates, until Class Certificate Balance is reduced to zero and (b) after the Special Hazard Coverage Termination Date, the Bankruptcy Loss Coverage Termination Date or Fraud Loss Coverage Termination Date, as applicable, to the Senior Certificates and the Subordinate Certificates then outstanding, pro rata on the basis of their respective Class Certificate Balances.

Any Net Realized Losses allocated to a Class of Certificates shall be allocated among the Certificates of such Class in proportion to the respective portion of the Initial Class Certificate Balance represented by a Certificate.

        (c) Any allocation of Net Realized Losses to a Certificate shall be accomplished by reducing the Class Certificate Balance thereof immediately following the related Distribution Date in accordance with the definition of "Class Certificate Balance."

        Section 5.04. Statements to Certificateholders.

        (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee by the [Bond Trustee/Master Servicer], the Trustee shall determine the following information with respect to the following Distribution Date:

               (i) the Available Funds for the following Distribution Date;

               (ii) the Class Optimum Interest Distribution Amount for each - Class of Regular Certificates for the following Distribution Date and the amount to be distributed on account of interest on each Class of Regular Certificates for the following Distribution Date;

               (iii) the amount to be distributed and allocable to principal for each Class of Regular Certificates (other than the Notional Certificates) for the following Distribution Date;

               (iv) the aggregate amount of Net Realized Losses indicating separately the amount of Net Special Hazard Losses, Fraud Losses and Bankruptcy Losses during the preceding calendar month;

               (v) the amount of Bankruptcy Coverage Amount, Special Hazard Loss Coverage and the Fraud Loss Coverage Amount for the related Distribution Date;

               (vi) the Senior Percentage for the following Distribution Date;

               (vii) the Senior Prepayment Percentage for the following Distribution Date;

               (viii) the Subordinate Percentage and the Subordinate Percentage Allocation on a Class by Class basis for the following Distribution Date;

               (ix) the Subordinate Prepayment Percentage and the Subordinate Prepayment Percentage Allocation on a Class by Class basis for the following Distribution Date;

               (x) the Pool Scheduled Principal Balance for the second following Distribution Date; and

               (xi) the Class Certificate Balance for each Class of Regular Certificates after giving effect to the distribution to be made on the following Distribution Date and any adjustments to the Class Certificate Balances of such Certificates on such following Distribution Date as a result of Net Realized Losses; and

        (b) No later than each Distribution Date, the Trustee, based upon information supplied to it by the [Bond Trustee/Master Servicer], shall prepare and mail to each Holder of a Certificate and each Rating Agency a statement setting forth:

               (i) (a) the amount of such distribution to Holders of each Class of Regular Certificates allocable to interest, any Class Unpaid Interest Shortfall for such Class included in such distribution and any remaining Class Unpaid Interest Shortfall for such Class after giving effect to such distribution and (b) the amounts of (v) Net Prepayment Interest Shortfall; (w) the amount of Prepayment Interest Shortfalls offset by the Master Servicing Fee; (x) the interest portion of Net Special Hazard Losses and Fraud Losses; (y) the interest portion of Debt Service Reductions and Deficient Valuations; and (z) Relief Act Reductions, in each case allocated to each Class on such Distribution Date;

               (ii) the amount of such distribution to Holders of each Class of Regular Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

               (iii) the Class Certificate Balance of each Class of Regular Certificates on such Distribution Date after giving effect to the distribution of principal and any adjustments to the Class Certificate Balances of such Certificates as a result of Net Realized Losses resulting from (a) Special Hazard Losses, (b) Deficient Valuations or Debt Service Reductions, (c) Fraud Losses and (d) Net Realized Losses not included in clauses (a) - (c) above, separately listing the amounts of adjustments resulting from each such category;

               (iv) the Pool Scheduled Principal Balance of the Mortgage Loans for the following Distribution Date;

               (v) the aggregate amount of Net Special Hazard Losses, Bankruptcy Losses and Fraud Losses during the preceding calendar month (separately stating the amount of principal reduction and interest reduction pursuant to Sections 5.02(b) and 5.02(c)) and the Special Hazard Loss Coverage Amount, Bankruptcy Coverage Amount and the Fraud Loss Coverage Amount for the following Distribution Date;

               (vi) the number and aggregate principal balances of Mortgage Loans delinquent as of the end of the previous month (a) one month, (b) two months and (c) three or more months and loans in foreclosure;

               (vii) the amount of Net Realized Losses allocated to each such Class;

               (viii) the Senior Percentage for the following Distribution Date;

               (ix) the Senior Prepayment Percentage for the following Distribution Date;

               (x) the Subordinate Percentage and the Subordinate Percentage Allocation on a Class by Class basis for the following Distribution Date; and

               (xi) the Subordinate Prepayment Percentage and the Subordinate Prepayment Percentage Allocation on a Class by Class basis for the following Distribution Date.

        In the case of information furnished pursuant to subclauses (i), (ii) and (vii) above, the amounts shall be expressed as a dollar amount or Notional Amount, as the case may be, per Certificate with a $1,000 denomination.

        [Within a reasonable period of time after the end of each calendar year, the [Trustee] shall prepare for mailing to each Person who at any time during the calendar year was the Holder of a Regular Certificate, or Ownership Certificate a statement containing the information set forth in subclauses (i) and (ii) above in the case of a Regular Certificateholder, in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the [Trustee] shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the [Trustee] pursuant to any requirements of the Code as from time to time in force.]

        [The Bond Trustee/Master Servicer shall provide on an aggregate basis with respect to each Class of Certificates to enable the Trustee to deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or FASIT Provisions to deliver to the Holders of Certificates, and Master Servicer shall prepare and provide to the Trustee, and the Trustee shall forward to Certificateholders in the form so provided (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) as directed by the Master Servicer, such other reasonable information as the Master Servicer deems necessary or appropriate or is required by the Code, Treasury Regulations, and the FASIT Provisions including, but not limited to, (i) information to be reported to the Holders of the Ownership Certificates for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holders of the Certificates by the Master Servicer), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the FASIT's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Master Servicer in its absolute discretion, that constitute qualifying real property loans under Section 593 of the Code, real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the FASIT, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Master Servicer periodically to appraise the fair market values of the assets of the Pool or to indemnify the Pool or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Master Servicer's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the FASIT Provisions) made from time to time.]

               Section 5.05. Tax Returns and Reports to Certificateholders.

        (a) For federal income tax purposes, the Trust Fund shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

        [(b) The [Bond Trustee/Master Servicer] shall prepare or cause to be prepared and shall deliver to the Trustee for signature, and the Trustee shall file or cause to be filed with the Internal Revenue Service (the "Servicer") and applicable state or local tax authorities income tax information returns for each taxable year with respect to the Trust Fund containing such information at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the Trust Fund and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within thirty (30) days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Service, on Form 8811 or as the Service may otherwise require by the Code, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code or state or local tax laws, regulations, or rules.]

        [(c) In the first federal income tax return of the Trust Fund for its short taxable year ending December 31, 199 , FASIT status shall be elected for such taxable year and all succeeding taxable years.]

        [(d) The Trustee will maintain or cause to be maintained such records relating to the Trust Fund, including but not limited to the income, expenses, assets and liabilities of the Pool, and the fair market value and adjusted basis of the Pool property and assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.]

        [Section 5.06. Tax Matters Person. If required by the applicable regulations, when issued, the holder of the Tax Matters Person

Certificate shall act as the Tax Matters Person and shall have the same duties with respect to the Trust Fund as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code.]

        [Section 5.07. Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent statement of condition publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.]

        [Section 5.08. FASIT Related Covenants. For as long as the Pool shall exist, the Trustee shall act in accordance herewith to assure continuing treatment of the Trust Fund as a FASIT and avoid the imposition of tax on the Trust Fund. In particular:

        (a) The Trustee shall not create, or permit the creation of, any "interests" in the Trust Fund within the meaning of Code Section 860L(b) other than the interests represented by the Trust Fund, Regular Certificates and the Ownership Certificates, respectively.

        (b) Except as otherwise provided in the Code, the Depositor and the Master Servicer shall not grant and the Trustee shall not accept property unless
(i) substantially all of the property held in the Trust Fund constitutes "permitted assets" as defined in Code Section 860L(c)(1), and (ii) no property shall be contributed to the Trust Fund after the start-up day unless such grant would not subject the Pool to the 100% tax on contributions to a FASIT after the start-up day of the FASIT.

        (c) The Trustee shall not accept on behalf of the Trust Fund any fee or other compensation for services and shall not accept on behalf of the Pool any income from assets other than those permitted to be held by a FASIT.

        (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Section _____), unless such sale is pursuant to a "qualified liquidation" of a class of regular interests pursuant to Code Section 860L(e)(3)(C) and in accordance with Article X.

        (e) The Trustee shall maintain books with respect to the Trust Fund on a calendar year taxable year and on an accrual basis.

        Neither the Master Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860K(e)), except that, with the prior written consent of the Master Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing clauses (b),
(c) and (d), provided that the Master Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the Trust Fund and will not disqualify the Trust Fund from treatment as a FASIT; and provided, that the Master Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.]

        [Section 5.09. Determination of Pass-Through Rates for COFI Certificates. The Pass-Through Rate for each Class of COFI Certificates for each Interest Accrual Period after the initial Interest Accrual Period shall be determined by the Trustee as provided below on the basis of the Index and the applicable formulae appearing in footnotes corresponding to the COFI Certificates in (1) to the table relating to the Certificates in the Preliminary Statement.

        Except as provided below, with respect to each Interest Accrual Period following the initial Interest Accrual Period, the Trustee shall not later than two Business Days following the publication of the applicable Index determine the Pass-Through Rate at which interest shall accrue in respect of the COFI Certificates during the related Interest Accrual Period.

        Except as provided below, the Index to be used in determining the respective Pass-Through Rates for the COFI Certificates for a particular Interest Accrual Period shall be COFI for the second calendar month preceding such Interest Accrual Period. If at the Outside Reference Date for any Interest Accrual Period, COFI for the second calendar month preceding such Interest Accrual Period has not been published, the Trustee shall use COFI for the third calendar month preceding such Interest Accrual Period. If COFI for neither the second nor third calendar months preceding any Interest Accrual Period has been published on or before the related Outside Reference Date, the Index for such Interest Accrual Period and for all subsequent Interest Accrual Periods shall be the National Cost of Funds Index for the third calendar month preceding such Interest Accrual Period (or the fourth preceding calendar month if such National Cost of Funds Index for the third preceding calendar month has not been published by such Outside Reference Date). In the event that the National Cost of Funds Index for neither the third nor fourth calendar months preceding an Interest Accrual Period has been published on or before the related Outside Reference Date, then for such Interest Accrual Period and for each succeeding Interest Accrual Period, the Index shall be LIBOR, determined in the manner set forth below.

        On each Interest Determination Date so long as the COFI Certificates are outstanding and the applicable Index therefor is LIBOR, the Trustee shall either
(i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

        With respect to any Interest Accrual Period for which the applicable Index is LIBOR, LIBOR for such Interest Accrual Period will be established by the Trustee on the related Interest Determination Date as follows:

               (a) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

               (b) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

        From such time as the applicable Index becomes LIBOR until all of the COFI Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purposes of determining LIBOR with respect to each interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

        In determining LIBOR and any Pass-Through Rate for the COFI Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 5.05.

        The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.]

        [Section 5.10. Determination of Pass-Through Rates for LIBOR Certificates. On each Interest Determination Date so long as the LIBOR Certificates are outstanding, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and provisions for Swaps, 1986 Edition), to the extent available.

        LIBOR for the next Interest Accrual Period will be established by the Trustee on each interest Determination Date as follows:

               (a) If on any interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

               (b) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

               (c) If on any interest Determination Date the trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR as determined on the preceding Interest Determination Date, or, in the case of the first Interest Determination Date, the Initial LIBOR Rate.

        Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Trustee initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for
(i) the selection of any Reference Bank for purposes of determining LIBOR or
(ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

        The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

        In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 5.10.

        The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.]

                                   ARTICLE VI

                                The Certificates

        Section 6.01. The Certificates. The Classes of Senior Certificates, the Ownership Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A, B, D and E (reverse of all Certificates) and shall, on original issue, be executed by the Depositor and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in [Section 2.01]. The Senior Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $[ ] and integral multiples of $[ ] in excess thereof. The Subordinate Certificates shall be available to investors in fully registered form in interests representing minimum dollar Certificate Balances of $[ ] and integral dollar multiples of $[

 ] in excess thereof (except one Certificate of such Class may be issued with a Certificate Balance in any amount in excess of the minimum denomination).

        The Ownership Certificates shall be in fully registered form in minimum Percentage Interests of 10% and integral multiples of 10% in excess thereof (except one Ownership Certificate may be available in a Percentage Interest which is equal to 0.001%).

        The Certificates shall be executed by manual or facsimile signature on behalf of the Depositor by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Depositor shall bind the Depositor, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

        Section 6.02. Registration of Transfer and Exchange of Certificates. The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

        At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Depositor shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

        Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:
(i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

        All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Class Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        No transfer of a ERISA Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Depositor, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, and Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase or holding of such ERISA Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in this Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor.

        Each Person who has or who acquires any Ownership Interest in a Transfer Restricted Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Transfer Restricted Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Transfer Restricted Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Person shall acquire an Ownership Interest in a Transfer Restricted Certificate unless such Ownership Interest is a pro rata undivided interest.

               (iii) No Ownership Interest in a Transfer Restricted Certificate may be transferred without the express written consent of the Trustee. In connection with any proposed transfer of any Ownership Interest in a Transfer Restricted Certificate, the Trustee shall as a condition to such consent, require delivery to it, in form and substance satisfactory to it, of each of the following:

                             A. an affidavit in the form of Exhibit I hereto
               from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in a Transfer Restricted Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                             B. a covenant of the proposed transferee to the
               effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to Transfer Restricted Certificates.

               (iv) Any attempted or purported transfer of any Ownership Interest in a Transfer Restricted Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Transfer Restricted Certificate, then the prior Holder of such Transfer Restricted Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Transfer Restricted Certificate was not in fact permitted by this
        Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Transfer Restricted Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Transfer Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Transfer Restricted Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was not registered upon the express written consent of the Trustee. The Trustee shall be entitled to recover from any Holder of a Transfer Restricted Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Transfer Restricted Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Ownership Certificate that is a Permitted Transferee.

               (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Transfer Restricted Certificate in violation of the restrictions in this Section 6.02, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Transfer Restricted Certificate or any other Person having an Ownership Interest therein, to notify the Underwriter to arrange for the sale of such Transfer Restricted Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Trustee or its affiliates), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Transfer Restricted Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Transfer Restricted Certificate may be liable for any amount due under this Section 6.02 or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee, and it shall not be liable to any Person having an Ownership Interest in a Transfer Restricted Certificate as a result of its exercise of such discretion.

               (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Transfer Restricted Certificate in violation of the restrictions in this Section 6.02, then the Trustee, will provide to the Internal Revenue Service, and to the persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of Section 6.02 shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section 6.02 will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust Fund to fail to qualify as a FASIT and will not cause the proposed transfer of such Certificates to be disregarded by the Service under Code Section 860K.

        No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Pool, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 6.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Depositor, the Trustee, the Certificate Registrar and any agent of the Depositor, the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and neither the Depositor, the Depositor, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                                  The Depositor

        Section 7.01. Liability of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor herein.

        Section 7.02. Merger, Consolidation or Conversion of the Depositor. Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Certificates and to perform its duties under this Agreement.

        The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        Section 7.03. Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such other Person against any breach of a representation or warranty made herein, or against any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties hereunder, or by reason of reckless disregard of such obligations and duties. The Depositor and any director, officers, employee or agent of the Depositor may rely in good faith on any document of any kind which, prime facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Provided that such action is not related to its representations made in or its duties under this Agreement, the Depositor shall not be under any obligation to appear in, prosecute or defend any action or proceeding unless such action in its opinion does not involve it in any expense or liability.

                                  ARTICLE VIII

        Section 8.01. Events of Default. Upon the occurrence of any Event of Default, the Trustee, as the holder of the Underlying Bond, will follow the procedures set forth in this Article.

        Section 8.02. Acceleration of Maturity; Discussion and Amendment. The Trustee will promptly furnish to the Depositor and the Certificateholders notice of any Event of Default known to the Trustee. The Trustee agrees, as the holder of the Underlying Bond, to deliver a notice in writing to the Bond Issuer and the Bond Trustee declaring the Underlying Bond to be immediately due and payable, upon the Trustee's receipt of a direction to take such action from the Holders of Certificates evidencing more than 50% of all Voting Rights.

        At any time after an acceleration of the Underlying Bond has been made, the Trustee further agrees to deliver a notice in writing to the Bond Issuer and the Bond Trustee rescinding and annulling such acceleration and its consequences, upon the Trustee's receipt of a direction to take such action from the Holders of Certificates evidencing more than 50% of all Voting Rights.

        Section 8.03. Control by Certificateholders. The Trustee agrees, as the holder of the Underlying Bond, to instruct the Bond Trustee as to the time, method and place of conducting any Proceeding for any remedy available to the Bond Trustee or exercising any power or trust conferred on the Bond Trustee, subject to the limitations and qualifications of Section 5.14 of the Indenture, upon receipt by the Trustee of a direction to take such action from the Holders of Certificates evidencing more than 50% of all Voting Rights.

        Section 8.04. Waiver of Past Defaults. The Holders of Certificates evidencing more than 50% of all Voting Rights may on behalf of the Holders of all Certificates waive any past Event of Default and its consequences, except an Event of Default:

        (1) in payment of any installment of principal, or interest on, the Underlying Bond; or

        (2) in respect of a covenant or provision hereof which under Section
9.02 of the Indenture cannot be modified or amended without the consent of each holder of the Underlying Bond affected.

        Upon any such waiver, such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the
                                       48

Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent therefrom.

        Section 8.05. Undertaking for Costs. All parties to this Agreement agree, and each Holder of any Certificate by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Bond Trustee for any action taken, suffered or omitted by it as Bond Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Bond Trustee, to any suit instituted by any Certificateholder, or group of Certificateholders, acting through the Trustee as herein provided, holding in the aggregate Certificates evidencing more than 10% of all Voting Rights.

        8.06. Sale of Trust Estate. The Trustee, as the holder of the Underlying Bond, agrees to deliver a notice in writing to the Bond Trustee of the consent to, or a direction to the Bond Trustee to make, a private sale of all or a portion of the collateral for the Underlying Bonds, pursuant to Section 5.18(b) of the Indenture, upon receipt by the Trustee of a direction to take such action by the Holders of Certificates evidencing 100% of all Voting Rights.

        The Trustee, as the holder of the Underlying Bond, further agrees to deliver a notice in writing to the Bond Trustee of the consent to, or a direction to the Bond Trustee to make, a public sale of all or a portion of the collateral for the Underlying Bonds, pursuant to Section 5.18(c) of the Indenture, upon the receipt by the Trustee of a direction to take such action by the Holders of Certificates evidencing 100% of all Voting Rights.

                                   ARTICLE IX

                                   The Trustee

        Section 9.01. Duties of Trustee.

        (a) The Trustee, except during the occurrence of one or more of the Events of Default referred to in Section 8.01, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case of the occurrence of any such Event of Default as specified above, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Master Servicer or the Depositor to the Trustee pursuant to this Agreement.

        (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own gross negligent action, its own gross negligent failure to act or its own willful misconduct; provided, however, that:

               (i) This paragraph shall not be construed to limit the effect of paragraph (a) of this Section 9.01;

               (ii) The Trustee and co-trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.02 or 8.03 hereof;

               (iii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any event described in Section 8.01 other than a payment default unless a Responsible Officer assigned to and working in the Trustee's corporate trust division has actual knowledge thereof or unless written notice of any event is received at the Corporate Trust Office, and such notice references the Certificates and this Agreement; and

               (iv) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        Section 9.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditor or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee and any co-trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (iv) Unless a payment default in respect of the Underlying Bond or other event specified in Section 8.01 shall have occurred and be continuing and, in each case is known to a Responsible Officer of the Trustee, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 50% of all Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding. The reasonable expense of every such examination shall be an expense of the Trust Fund; and

               (v) The Trustee and any co-trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee and any co-trustee shall not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed with due care by it hereunder.

        Section 9.03. Trustee Not Liable for Certificates. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Servicers or the Master Servicer in respect of the Mortgage Loans or deposited into the Certificate Account by the Master Servicer.

        Section 9.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Master Servicer, any Servicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

        Section 9.05. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (i) an institution the deposits of which are fully insured by the FDIC and (ii) a corporation or national banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $30,000,000 and subject to supervision or examination by Federal or State authority and, with respect to every successor trustee hereunder except as pursuant to Section 9.08 (iii) either an institution (a) the long-term unsecured debt obligations of which are rated at least "[ ]" by [ ] or
(b) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Master Servicer. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

        Section 9.06. Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Master Servicer shall use its best efforts to promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        If at any time the Trustee shall cease to be eligible in accordance with the provision of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

        The Holders of Certificates evidencing not less than 50% of all Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Master Servicer and the Trustee; the Master Servicer shall thereupon use its best efforts to appoint a successor trustee in accordance with this Section.

        Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 9.07.

        Section 9.07. Successor Trustee. Any successor trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor trustee shall duly assign, transfer, deliver and pay over to the successor trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.

        No successor trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 9.05.

        Upon acceptance of appointment by a successor trustee as provided in this Section 9.07, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agency. If the Master Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

        Section 9.08. Merger or Consolidation of Trustee. Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        Section 9.09. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee, or separate trustee or separate trustees, of all or any part of the Pool, and to vest in such

Person or Persons, in such capacity, such title to the Pool, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 10 days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.05 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07 hereof.

        In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Pool or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee and co-trustee, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 9.10. Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or national banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in
[        ], having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

        Any corporation or national banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or national banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

        Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

        Section 9.11. Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder and (ii) resulting from any error in any tax or information return prepared by the Master Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Depositor covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates). Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar, Tax Matter's Person or Paying Agent hereunder or for any other expenses.

        Section 9.12. Tax Returns. The Trustee will prepare any federal, state and local income tax or information returns of the Trust Fund and shall file or cause to be filed such returns.

                                    ARTICLE X

                                   Termination

        Section 10.01. Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date, the obligations of the Depositor to send certain notices as hereinafter set forth and pursuant to Sections 9.11 and 9.12 hereof and the obligation of the [ ] pursuant to Section 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of the Underlying Bond and all property remaining in the Trust Fund at a price equal to the sum of (A) 100% of the outstanding principal balance of the Underlying Bond, and (B) the fair market value of any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Bond Interest Rate (net of the related Expense Fee Rate) on such outstanding principal balance of the Underlying Bond or (b) the final payment or other liquidation (or any advance with respect thereto) of the Underlying Bond; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (a) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and (b) the Distribution Date in _____________.

        The right of the Depositor to repurchase the Underlying Bond pursuant to
(a) above is conditioned upon the Pool Scheduled Principal Balance as of the Final Distribution Date being less than __ percent of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the purchaser the Underlying Bond.

        Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust Fund) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the assets of the Trust Fund computed as above provided.

        Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Class Certificate Balance thereof plus accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest bearing Certificate and (ii) as to the Ownership Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

        In the event that all of the Certificateholders shall not surrender their Certificates for final payment cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Trustee Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Fund) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

        [Section 10.02. Additional Termination Requirements. (a) In the event the Depositor exercises its purchase option as provided in Section 10.01 the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund pursuant to Section 860L(e)(3)(C) of the Code, or (ii) cause the Trust Fund to fail to qualify as a FASIT at any time that any Certificates are outstanding:

               (i) Within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the holders of 100% of the aggregate Percentage Interests evidenced by the Ownership Certificates shall adopt a plan of complete liquidation of the Trust Fund; and

               (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Depositor for cash.

        (b) By their acceptance of the Ownership Certificates, the Holders thereof hereby agree to adopt such a plan of complete liquidation upon the written request of the Depositor and to take such other action in connection therewith as may be reasonably requested by the Depositor.]

                                   ARTICLE XI

                            Miscellaneous Provisions

        Section 11.01. Amendment. This Agreement may be amended from time to time by the Depositor and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein or therein, as the case may be, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Fund as a FASIT or (iv) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that (x) as evidenced by an Opinion of Counsel in each case such action shall not, adversely affect in any material respect the interests of any Certificateholder, (y) in each case, such action is necessary or desirable to maintain the qualification of the Trust Fund as a FASIT or shall not adversely affect such qualification and (z) if the opinion called for in clause
(x) cannot be delivered with regard to an amendment pursuant to clause (iii) above, such amendment is necessary to maintain the qualification of the Trust Fund as a FASIT; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from the Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

        This Agreement may also be amended from time to time by the Depositor and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing not less than 66-2/3% of all Voting Rights, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall
(a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Underlying Bond or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

        Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Fund as a FASIT and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Fund as a FASIT.

        Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to the Rating Agency.

        It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

        Section 11.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

        For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 11.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust

Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

        No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Pool, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of all Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 11.04. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 11.05. Notices. All demands, notices and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee shall be deemed effective upon receipt) to (a) in the case of the Depositor, American
Residential Trust, Inc., Attention: [        ], (b) in the case of [        ],
(d) in the case of the Trustee, [        ] Attention: [        ], or, as to each
party, at such other address as shall be designated by such party in a written notice to each other party, (e) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attn: Residential Pass-Through Monitoring, (f) in the case of

S&P, Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Residential Mortgage Surveillance, (g) in the case of Duff & Phelps, Duff & Phelps Credit Rating Co., 17 State Street, 12th Floor, New York, New York 10007, Attention: MBS Monitoring, and (h) in the case of Fitch, Fitch Investors Service, Inc., One State Street Plaza, New York, New York 10004,
Attn: Residential Mortgage Surveillance Group. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        Section 11.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        Section 11.07. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Pool, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Pool or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

        Section 11.08. Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

        If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

        Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

        IN WITNESS WHEREOF, the Depositor and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                     AMERICAN RESIDENTIAL EAGLE, INC.
                                       as Depositor


                                     By:
                                        ---------------------------------------
                                     Title:
                                          --------------------------------------



                                      ------------------------------------------
                                      as Trustee


                                     By:
                                        ---------------------------------------
                                     Title:
                                          --------------------------------------

State of New York            )
                             ) ss.:
County of New York           )


               On the ______ day of ___________, 199_, before me, a notary public in and for the State of New York, personally appeared _________________________, known to me who, being by me duly sworn, did depose and say that s/he is the _________________ of American Residential Eagle, Inc., a Delaware corporation, one of the parties that executed the foregoing instrument; and that s/he signed their name thereto by order of the Board of Directors of such corporation.

                                         --------------------------------------
                                         Notary Public

[Notorial Seal]





State of New York            )
                             ) ss.:
County of New York           )

               On the _________ day of ________________, 199_, before me, a notary public in and for the State of New York, personally appeared _________________________, known to me who, being by me duly sworn, did depose and say that s/he is a [ ] of ______________________________, one of the parties that executed the foregoing instrument; and that s/he signed their name thereto by order of the Board of Directors of said corporation.


                                          -------------------------------------
                                          Notary Public

[Notorial Seal]

                                                                       EXHIBIT A
                           FORM OF SENIOR CERTIFICATE

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE , OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF AN ENTITY REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

ACCEPTANCE OF A CERTIFICATE BY A PURCHASER SHALL BE DEEMED TO BE (1) A REPRESENTATION FROM THE PURCHASER THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT THE PURCHASE OR (B) ITS PURCHASE HAS BEEN EXPRESSLY CONSENTED TO BY THE COMPANY AND (2) IF THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED BY PTCE 95-60.

Certificate No.:  Class [X] [A-]       CUSIP No.:  ________
Certificate

Date of Trust Agreement and Cut-Off    Initial Weighted Average Pass-Through
Date: ___________, 199__               Rate:  _____%

First Distribution Date:               Initial [Certificate Balance] [Notional
_______________, 199__                 Amount] of all Class [A-] [X]
                                       Certificates:  $________

Last Scheduled Distribution Date:      Initial [Certificate Balance]
_______________, 199__                 [Notational Amount] of this
                                       Certificate:  $_________

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 199__-__

                   MORTGAGE-BACKED CERTIFICATE,SERIES 199__-__ evidencing a percentage interest in the distributions allocable to the Certificates specified above from payments on a Mortgage Collateralized Bond (the "Underlying Bond") issued by American Residential Eagle Bond Trust 199__-__.

        This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by American Residential Eagle, Inc, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Underlying Bond is guaranteed or insured by any governmental agency or instrumentality.

        THIS CERTIFIES THAT _____________________ is the registered owner of the pro rata share evidenced by this Certificate in certain monthly distributions on the Certificates specified above from payments on and proceeds of the assets contained in the Trust Fund consisting of the Underlying Bond and other assets specified in the Trust Agreement, dated as specified above (the "Agreement") among American Residential Eagle, Inc., as depositor (the "Depositor") and [________________________________], as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, of an amount equal to the pro rata share evidenced by this Certificate of the aggregate amount required to be distributed to Holders of Certificates specified above pursuant to the Agreement.

        Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto at the address appearing in the Certificate Register, or upon written request by the Certificateholder, by wire transfer (in the case of any Holder of Certificates entitled to such form of payment as provided in the Agreement) or by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

        This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by any authorized signatory of the Trustee.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:
----------------------               AMERICAN RESIDENTIAL EAGLE, INC.


                                     By:
                                          -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------
Countersigned:


By
  --------------------------------------
 Authorized Signatory of the Trustee,
 as defined herein

                                                                       EXHIBIT B

                          FORM OF OWNERSHIP CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE REGULAR CERTIFICATES AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS AN "OWNERSHIP INTEREST" IN A "FINANCIAL ASSET SECURITIZATION INVESTMENT TRUST," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE IS NOT TREATED AS INDEBTEDNESS OF THE ISSUER FOR FEDERAL INCOME TAX PURPOSES.

NO EMPLOYEE BENEFIT PLAN (A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (AN "ERISA PLAN"), NOR ANY INDIVIDUAL RETIREMENT ACCOUNT (AN "ACCOUNT") OR ANY PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (A "SECTION 4975 PLAN"), MAY PURCHASE OR INVEST IN THIS CERTIFICATE. THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER UNLESS IT IS ACCOMPANIED BY EITHER (I) A REPRESENTATION LETTER FROM THE PROPOSED TRANSFEREE, ACCEPTABLE TO THE TRUSTEE, TO THE EFFECT THAT SUCH PROPOSED TRANSFEREE IS NOT AN ERISA PLAN, ACCOUNT OR
SECTION 4975 PLAN OR (II) IN THE CASE OF ANY SUCH PROPOSED TRANSFEREE WHICH IS A PLAN, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE MASTER SERVICER TO THE EFFECT SET FORTH IN THE TRUST AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE REPRESENTS A "TAX MATTERS PERSON OWNERSHIP INTEREST" ISSUED UNDER THE TRUST AGREEMENT REFERRED TO HEREIN AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES PROVIDED FOR UNDER SUCH AGREEMENT.]

 Certificate No.:  _____________         Percentage Interest of this Ownership
                                         Certificate:  ______%
 Ownership Certificate

 Date of Trust Agreement and Cut-Off     Final Distribution Date:
 Date: ___________, 199__                _____________, 199__

                  MORTGAGE-BACKED CERTIFICATE,SERIES 199___-__

evidencing a percentage interest in the distributions allocable to the Class of Certificates specified above from payments on a Mortgage Collateralized Bond (the "Underlying Bond") issued by American Residential Eagle Bond Trust 199__-__.

        This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by American Residential Eagle, Inc. or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Underlying Bond is guaranteed or insured by any governmental agency or instrumentality.

        THIS CERTIFIES THAT _____________________ is the registered owner of the pro rata share evidenced by this Certificate in certain monthly distributions on the Certificates specified above from payments on and proceeds of the assets contained in the Trust Fund consisting of the Underlying Bond and other assets specified in the Trust Agreement dated as specified above (the "Agreement") among American Residential Eagle, Inc., as depositor (the "Depositor"), and [________________________], as Trustee (the "Trustee"). The Trust Fund will consist primarily of one asset pool, with respect to which an election will be made to treat it as a financial asset securitization investment trust (a "FASIT") for federal income tax purposes. The Ownership Certificates will constitute "ownership interests" in the FASIT. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata share evidenced by this Certificate of the aggregate amount required to be distributed to Holders of Certificates of the Class specified above pursuant to the Agreement.

        Distributions, if any, on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register received by the Trustee five Business Days before a Record Date, by wire transfer (in the case of any Holder of Certificates entitled to such form of payment as provided in the Agreement) or by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

        No transfer of an Ownership Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of such a transfer, (i) the Trustee or the Depositor may require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the Trustee shall require the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Trustee and the Depositor certifying as to the fact surrounding such transfer. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        No transfer of an Ownership Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, nor a person acting on behalf of any such plan, or (ii) in the case of any such Ownership Certificate presented for registration in the name of an employee benefit plan subject to ERISA, and
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase or holding of such Ownership Certificate will not result in the assets of the pool being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Agreement.

        Neither this Certificate nor any Ownership Interest herein may be transferred and any proposed transferee hereof shall not become the registered Holder hereof, without the express written consent of the Trustee. In connection with any proposed transfer of any Ownership Interest, the Trustee shall as a condition to such consent require delivery to it, and the proposed transferee shall deliver to the Trustee, (i) an affidavit (a "Transfer Affidavit") of the proposed transferee (in the form of Exhibit [____] to the Agreement) representing and warranting that such transferee is a Permitted Transferee (as defined in the Agreement), that it is not acquiring its Ownership Interest that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee and
(ii) a covenant of the proposed transferee that it will abide by the transfer restrictions applicable to the Residual Certificates set forth in the Agreement.

        A Permitted Transferee is any Person other than (i) the United States or any State or any political subdivision of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521)), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C) and (v) any other Person so designated by the Depositor based on an Opinion of Counsel to the effect that any Transfer to such Person may cause the Trust Fund or any other Holder of an Ownership Certificate to incur tax liability that would not be imposed other than on account of such Transfer. The terms "United States", "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

        Any purported transfer of an Ownership Certificate in violation of the restriction on transfer will be null and void and vest no rights in the purported transferee.

        This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by any authorized signatory of the Trustee.

        IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.

Dated:
----------------------               AMERICAN RESIDENTIAL EAGLE, INC.


                                     By:
                                          -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------
Countersigned:


By
  --------------------------------------
 Authorized Signatory of the Trustee,
 as defined herein

                                                                       EXHIBIT C

                                   [RESERVED]

                                                                       EXHIBIT D

                        FORM OF SUBORDINATED CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF REGULAR CERTIFICATES AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO
HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "FINANCIAL ASSET SECURITIZATION INVESTMENT TRUST," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS [860G] AND [860D] OF THE INTERNAL REVENUE CODE.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT REFERRED TO HEREIN.]

NO EMPLOYEE BENEFIT PLAN (A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (AN "ERISA PLAN"), NOR ANY INDIVIDUAL RETIREMENT ACCOUNT (AN "ACCOUNT") OR ANY PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (A "SECTION 4975 PLAN"), MAY PURCHASE OR INVEST IN THIS CERTIFICATE. THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER UNLESS IT IS ACCOMPANIED BY EITHER (I) A REPRESENTATION LETTER FROM THE PROPOSED TRANSFEREE, ACCEPTABLE TO THE TRUSTEE, TO THE EFFECT THAT SUCH PROPOSED TRANSFEREE IS NOT AN ERISA PLAN, ACCOUNT OR
SECTION 4975 PLAN OR (II) IN THE CASE OF ANY SUCH PROPOSED TRANSFEREE WHICH IS A PLAN, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR TO THE EFFECT SET FORTH IN THE TRUST AGREEMENT REFERRED TO HEREIN.

Certificate No.: Class [M-] [B-]       CUSIP No.:  ________
Certificate

Date of Trust Agreement and Cut-Off    Pass-Through Rate:  _____%
Date: ___________, 199__

First Distribution Date:               Initial Certificate Balance of all
_______________, 199__                 Class [M-] [B-] Certificates:  $________

Last Scheduled Distribution Date:      Initial Certificate Balance of this
_______________, 199__                 Certificate:  $_________

                          MORTGAGE-BACKED CERTIFICATE,
                                SERIES 199__-__

evidencing a percentage interest in the distributions allocable to the Certificates specified above from payments on a Mortgage Collateralized Bond (the "Underlying Bond") issued by American Residential Eagle Bond Trust 199__-__.

        This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by American Residential Eagle, Inc., or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Underlying Bond is guaranteed or insured by any governmental agency or instrumentality.

THIS CERTIFIES THAT _____________________ is the registered owner of the pro rata share evidenced by this Certificate in certain monthly distributions on the Certificates specified above from payments on and proceeds of the assets contained in the Trust Fund consisting of the Underlying Bond and other assets specified in the Trust Agreement dated as specified above (the "Agreement") among American Residential Eagle, Inc., as depositor (the "Depositor"), and [ ____________________________], as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, of an amount equal to the pro rata share evidenced by this Certificate of the aggregate amount required to be distributed to Holders of Certificates specified above pursuant to the Agreement.

        Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto at the address appearing in the Certificate Register, or upon written request by the Certificateholder, by wire transfer (in the case of any Holder of Certificates entitled to such form of payment as provided in the Agreement) or by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in [ ].

        [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within two years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee or the Depositor. The Holder hereof desiring to effect such transfer shall, and doe hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

        No transfer of this Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, nor a person acting on behalf of any such plan, or (ii) in the case of any such this Certificate presented for registration in the name of an employee benefit plan subject to ERISA, and
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase or holding of such this Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement.

        This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by any authorized signatory of the Trustee.

        IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.

Dated:
----------------------               AMERICAN RESIDENTIAL EAGLE, INC.


                                     By:
                                          -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------
Countersigned:


By
  --------------------------------------
 Authorized Signatory of the Trustee,
 as defined herein

                                                                       EXHIBIT E

                       FORM OF REVERSE OF ALL CERTIFICATES

                          MORTGAGE-BACKED CERTIFICATE,
                                SERIES 199___-__


        This Certificate is one of a duly authorized issue of Certificates designated Mortgage-Backed Certificates (the "Certificates"), Series 199___-__, and representing a beneficial ownership interest in the Trust Fund specified in the Agreement.

        The Certificates are limited in right of payment to certain payments on the Underlying Bond, all as more specifically set forth in the Agreement. Each Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

        This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

        The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing interests aggregating not less than 66-2/3% of all Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee in [ ], accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
        The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

        The obligations and responsibilities created by the Agreement and the Pool created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon the earlier of (a) the repurchase by the Depositor of all property remaining in the Trust Fund at a price determined as provided in the Agreement, (b) the final payment or other liquidation (or any advance with respect thereto) of the last assets remaining in the Trust Fund, or (c) the Distribution Date in ____________________. The exercise of the right of the Depositor to repurchase all the property in respect of the Trust Funds will result in early retirement of the Certificates, the right of the Depositor to repurchase being subject to the Pool Scheduled Principal Balance at the time of repurchase being less than [ ] percent of the aggregate of the Cut-Off Date Pool Scheduled Principal Balance.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
              (Please print or typewrite name and address including
                          postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: .


Dated:
                                        --------------------------------------
                                        Signature by or on behalf of assignor

                                        ---------------------------------------
                                        Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________
____________________________for the account of ____________________________
account number ________________________, or, if mailed by check, to ___________.
Applicable statements should be mailed to _____________________________________.

        This information is provided by ______________________________________
the assignee named above, or ______________________________________, as its agent.

                                                                       EXHIBIT F

                FORM OF AFFIDAVIT REGARDING TRANSFER OF OWNERSHIP
                      CERTIFICATES PURSUANT TO SECTION 6.02

TRANSFER AFFIDAVIT

STATE OF _______________ )
                         )ss.:
COUNTY OF _______________)

        The undersigned, being first duly sworn, deposes and says as follows:

        1. The undersigned (the "Transferee") is acquiring a beneficial ownership interest in American Residential Eagle, Inc., Mortgage-Backed Certificates, Series 199__-__, Ownership Certificates, issued pursuant to the Trust Agreement, dated as of ____________, 199__ (the "Agreement"), by and among
American Residential Eagle, Inc., as Depositor, and [         ], as Trustee.
Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

        2. The Transferee is, as of the date hereof, and will be, as of the date of any Transfer, a Permitted Transferee. The Transferee is acquiring the Ownership Certificates either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

        3. The Transferee has been advised of, and understands that (i) a tax shall be imposed on Transfers of Ownership Certificates to Persons that are not Permitted Transferees; (ii) such tax is imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of the Transfer, such Person does not have actual knowledge that the affidavit is false.

        4. The Transferee has been advised and understands that a tax shall be imposed on a "pass-through entity" holding Ownership Certificates if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that no tax will be imposed for any period for which the record holder furnishes to the pass-through entity an affidavit stating that the record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as nominees for other Persons.)

        5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement, which is incorporated herein by reference, and understands the legal consequences of the acquisition of the Ownership Certificates including, without limitations, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

        6. The Transferee does not have the intention to impede the assessment or collection of any federal, state or local income taxes legally required to be paid with respect to the Ownership Certificate.

        7. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to make a Transfer and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not make any Transfer or cause any Transfer to be made to any Person that the Transferee knows is not a Permitted Transferee.

        8. The Transferee taxpayer identification number is                .

        IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, by its duly authorized officer, this __th day of _______, 199_.



                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                                                                       EXHIBIT G
                            FORM OF INVESTMENT LETTER


[FOR CLASSES M-1, B-1 AND B-2]

INVESTMENT LETTER

_________________ __, 19__


____________________________
____________________________
____________________________
[Trustee]
          Re:  Purchase of American Residential Eagle, Inc.
               Mortgage Backed Certificates, Series 19__-__
               Class M-1, B-1 and B-2 Certificates

Ladies and Gentlemen:

        In connection with our purchase of $_____________ of the Class ___ Certificates (the "Certificates"), we hereby represent to the Trustee that we are not an employee benefit plan within the meaning of, and subject to, Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), nor a person acting on behalf of any such plan.


                                                   Very truly yours,

                                                   [Transferee]


                                                   By:
                                                      --------------------------
                                                       Authorized Officer

                             [FOR CLASS B-1 AND B-2]

                               INVESTMENT LETTER


_________________ __, 19__

___________________________
___________________________
___________________________

[Trustee]      Re:    Purchase of American Residential Eagle, Inc.
                      Mortgage-Backed Certificates, Series 19__-__
                      Class B-1 and B-2 Certificates

Ladies and Gentlemen:

        In connection with our purchase of $_____________ of the Class [ ] Certificates (the "Certificates") we confirm that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws") and are being sold to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor", as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments such as the Certificates, (c) we confirm that we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (f) below and otherwise in accordance with Section 6.02 of the Trust Agreement, dated as of ________________, 199__, among American Residential Eagle, Inc. (the "Depositor") and you, as Trustee, (the "Trust Agreement"), (d) we have discussed with our advisors, counsel and accountants the legal, tax and financial implications of investment in the Certificates and have undertaken our own independent analysis of the investment in the Certificates, and our decision to invest in the Certificates is not based on any representation (other than those contained in the Trust Agreement, (e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act or any applicable Blue Sky Law, (f) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and any applicable Blue Sky Law or is exempt from such registration requirements, and if requested we will at our expense provide an opinion of counsel satisfactory to Trustee that such sale, transfer or other disposition may be made pursuant to an exemption from the Act and any

                                       -2
applicable Blue Sky Laws and (2) the purchaser or transferee of such Certificate has executed and delivered to you a letter to substantially the same effect as this letter, (g) none of the Depositor or the Trustee shall be obligated to register the Certificates under the Act or any Blue Sky Laws or to take any action not otherwise required under the Trust Agreement to permit the sale, transfer or other disposition of the Certificates and (h) we have not relied upon the Depositor or upon any information or materials prepared or furnished by [ ] or their agents or counsel in determining whether our investment in the Certificates is legal for us under applicable federal and/or state laws and regulations.

        We hereby represent to, and covenant with, the Depositor and the Trustee that we are not an employee benefit plan within the meaning of, and subject to,
Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), nor a person acting on behalf of any such plan.

                                                   Very truly yours,

                                                   [Transferee]


                                                   By:
                                                      --------------------------
                                                       Authorized Officer



                                       -3

                                                                       EXHIBIT H

                      FORM OF MASTER SERVICER'S CERTIFICATE


                   PRINCIPAL AND INTEREST DISTRIBUTION SUMMARY


--------------------------------            -----------------------------------
Trustee                                     Cut-Off Date

--------------------------------            -----------------------------------
Address                                     Reporting Month

--------------------------------
City, State, Zip Code

--------------------------------            -----------------------------------
Attention                                   Phone Number


REMITTANCE:

Principal                                             $

Principal Curtailments                                $

Liquidation                                           $

Adjustments                                           $

Total Principal                                       $

Interest Distribution
        Class A-1                                     $
        Class M-1                                     $
        Class B-1                                     $
        Class B-2                                     $
Total Interest Distribution Amount                    $

Principal Distribution
        Class A-1                                     $
        Class M-1                                     $
        Class B-1                                     $
        Class B-2                                     $

Total Principal & Interest Distribution Amount        $

OUTSTANDING BALANCES:                                 Security Balance
Beginning Security Balance
   Less:  Principal Payments, Curtailments & Adj.
          Liquidation & Repurchase                    -----------------

Ending Security Balance                               -----------------


MORTGAGE LOANS:              No. of Mortgage Loans        P&I Constant

Beginning Balance

Less:   Liquidation/Repurch
        Rolls/Adjustments

Ending Balance


DELINQUENCIES:               No. of Mortgage Loans        Principal Amount

30 Days ( 0 to 30)
60 Days (31 to 60)
90+ Days (61 to 90+)
Foreclosure Real
Estate Owned


                             [ ] - SERIES 199___-__
                     TRUSTEE'S CERTIFICATE ACCOUNT STATEMENT


I       Status of Certificate Account

        As of the Determination Date                                    $
        Amount on deposit on Certificate Account
               Deposit Date                                             $

        Deposits:                                                       $
        Required deposit to Certificate Account pursuant
               to Section 3.11(a)                                       $
        P & I                                                           $
        Curtailments                                                    $
        Liquidations (proceeds net of expenses)                         $


        Repurchases                                                     $
        Insurance proceeds                                              $
        Monthly Advances                                                $

        Fraud Losses                                                    $

        Withdrawals:                                                    $

        Payment to Special Hazard Insurer                               $
        Payment to Trustee                                              $
        Payment to Pool Insurer                                         $
        Reimbursement for Advances (recoverable
               and nonrecoverable)                                      $
        Total Servicing Compensation                                    $
        Reimbursement (for expenses)                                    $
        Repurchases (reimbursement)                                     $

II      Distribution:

               Principal                                                $
               Interest                                                 $


III     Total Service Compensation                                      $

        Master Service Compensation                                     $
        Sub Service Compensation


IV      Security Balance                                                $


V       Percentage of Amount Available                                  %
               Amount Available                                         $
               Security Balance                                         $


VI      Percentage of Special Hazard Coverage                           %

        Special Hazard Loss Coverage                                    $

        Bankruptcy Coverage Amount                                      $

        Fraud Loss Coverage                                             $

        Security Balance                                                $

(VII)   Amount Held for Future Distribution P/I                         $

(VIII)  Proceeds from Permitted Investments held in
               Investment Account                                       $



                                              ---------------------------------

                                              By
                                                --------------------------------

                                   Schedule A

                    Listings of the following Mortgage Loans:




        I.     Special Hazard Mortgage Loans

        II.    Liquidated Deficient Valuation Mortgage Loans

        III.   Debt Service Reduction Mortgage Loans

        IV.    Total Fraud Loss - Liquidated Mortgage Loans

        V.     Liquidated Mortgage Loans (except for those included in I or II)

                                   Schedule B


(I)     Net Special Hazard Losses                                       $


(II)    Liquidated Deficient Valuation Losses                           $


(III)   Net Realized Losses
        (other than those included in I and II above)                   $

(IV)    Total Fraud Loss - Liquidated Mortgage Loans                    $

                                    No. of Mortgage             Principal Amount

(V)     Deficient Valuation


(VI)    Debt Service Reduction

        Net Prepayment Shortfalls                                       $
        Relief Act Reductions                                           $


                                   Schedule C


Amount to be deposited into Distribution Account                 $


        Fraud Loss Coverage remaining                            $
        Bankruptcy Loss Coverage Amount remaining                $
        Special Hazard Loss Coverage Amount                      $


                                                                       Exhibit I

               FORM OF OPINION OF COUNSEL PURSUANT TO SECTION 6.02


Such counsel is of the opinion that the transfer of the Certificates from _____ to _____ [under the circumstances to be described in such opinion] is not a transaction requiring registration of the Certificates under the Securities Act of 1933, as amended, or under any applicable state securities laws.

                                       or

The Certificates have been registered under the Securities Act of 1933, as amended, and no action is required to be taken under applicable state securities laws or that such action has been taken.


                                      I-1